                                                                    Exhibit 10.1

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.




                            CO-PROMOTION AGREEMENT

                                BY AND BETWEEN

                          GENENTECH, COR THERAPEUTICS

                                      AND

                        SCHERING SALES MANAGEMENT, INC.

                               TABLE OF CONTENTS

                                                                                                                                Page
                                                                                                                                ----
ARTICLE 1.   DEFINITIONS......................................................................................................   2
             -----------
        1.1  "Affiliate"......................................................................................................   2
              ---------
        1.2  "Agreement"......................................................................................................   2
              ---------
        1.3  "Agreement Quarter"..............................................................................................   2
              -----------------
        1.4  "Agreement Year".................................................................................................   2
              ---------------
        1.5  "Change in Control"..............................................................................................   2
              -----------------
        1.6  "Clinical Supplies"..............................................................................................   2
              -----------------
        1.7  "Competing GP IIb-IIIa Inhibitor Product"........................................................................   2
              ---------------------------------------
        1.8  "Competing Thrombolytic Product".................................................................................   2
              ------------------------------
        1.9  "Confidential Information".......................................................................................   3
              ------------------------
       1.10  "Controlled by"..................................................................................................   3
              -------------
       1.11  "Co-promotion Term"..............................................................................................   3
              -----------------
       1.12  "Diligent Efforts"...............................................................................................   3
              ----------------
       1.13  "Effective Date".................................................................................................   3
              --------------
       1.14  "Execution Date".................................................................................................   3
              --------------
       1.15  "ERISA"..........................................................................................................   3
              -----
       1.16  "FDA"............................................................................................................   3
              ---
       1.17  "GENENTECH Baseline Annual Sales"................................................................................   3
              -------------------------------
       1.18  "GENENTECH Combination Product"..................................................................................   3
              -----------------------------
       1.19  "GENENTECH Compounds"............................................................................................   3
              -------------------
       1.20  "GENENTECH Hospitals"............................................................................................   3
              -------------------
       1.21  "GENENTECH Know-How".............................................................................................   4
              ------------------
       1.22  "GENENTECH Net Sales"............................................................................................   4
              -------------------
       1.23  "GENENTECH Patents"..............................................................................................   5
              -----------------
       1.24  "GENENTECH Performance Compensation".............................................................................   5
              ----------------------------------
       1.25  "GENENTECH Products".............................................................................................   5
              ------------------
       1.26  "GENENTECH Sales Force"..........................................................................................   5
              ---------------------
       1.27  "GENENTECH Trademarks"...........................................................................................   5
              --------------------
       1.28  "IND"............................................................................................................   5
              ---

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                              TABLE OF CONTENTS

                                                                                                                             Page
                                                                                                                             ----
       1.29  "INTEGRILIN Baseline Annual Sales"............................................................................   6
              --------------------------------
       1.30  "INTEGRILIN Combination Product"..............................................................................   6
              ------------------------------
       1.31  "INTEGRILIN Compound".........................................................................................   6
              -------------------
       1.32  "INTEGRILIN Net Sales"........................................................................................   6
              --------------------
       1.33  "INTEGRILIN PARTNERS Know-How"................................................................................   7
              ----------------------------
       1.34  "INTEGRILIN Patents"..........................................................................................   7
              ------------------
       1.35  "INTEGRILIN Performance Compensation".........................................................................   7
              -----------------------------------
       1.36  "INTEGRILIN Products".........................................................................................   7
              -------------------
       1.37  "INTEGRILIN Reported Sales"...................................................................................   7
              -------------------------
       1.38  "INTEGRILIN Sales Force"......................................................................................   7
              ----------------------
       1.39  "INTEGRILIN Trademark"........................................................................................   8
              --------------------
       1.40  "Joint Hospitals".............................................................................................   8
              ---------------
       1.41  "Laws"........................................................................................................   8
              ----
       1.42  "NDA".........................................................................................................   8
              ---
       1.43  "NDA Approval"................................................................................................   8
              ------------
       1.44  "Party".......................................................................................................   8
              -----
       1.45  "Performance Compensation"....................................................................................   8
              ------------------------
       1.46  "Person"......................................................................................................   8
              ------
       1.47  "Products"....................................................................................................   8
              --------
       1.48  "Promotion"...................................................................................................   8
              ---------
       1.49  "Regulatory Approval".........................................................................................   8
              -------------------
       1.50  "Regulatory Authority"........................................................................................   8
              --------------------
       1.51  "Sales Force Personnel".......................................................................................   9
              ---------------------
       1.52  "Serious adverse event" and "Non-serious adverse event".......................................................   9
              -----------------------------------------------------
       1.53  "Strategic Promotional Decisions".............................................................................   9
              -------------------------------
       1.54  "Target Bonus"................................................................................................   9
              ------------
       1.55  "Technology"..................................................................................................   9
              ----------
       1.56  "Territory"...................................................................................................   9
              ----------
       1.57  "Third Party(ies)"............................................................................................   9
              ----------------
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      ii.

                               TABLE OF CONTENTS

                                                                                                                                Page
                                                                                                                                ----
ARTICLE 2.   GRANT OF RIGHTS TO THE INTEGRILIN PARTNERS; GENENTECH RESERVED RIGHTS; NON-COMPETITION; EXTENSIONS
             --------------------------------------------------------------------------------------------------
             OF EXCLUSIVITY....................................................................................................  10
             --------------
        2.1  Engagement of the INTEGRILIN PARTNERS.............................................................................  10
             -------------------------------------
        2.2  GENENTECH Reserved Rights.........................................................................................  10
             -------------------------
        2.3  Noncompetition....................................................................................................  10
             --------------
        2.4  Effect of Acquisition of Competing Product........................................................................  11
             ------------------------------------------
ARTICLE 3.   GRANT OF RIGHTS TO GENENTECH; INTEGRILIN PARTNERS RESERVED RIGHTS; NON-COMPETITION; EXTENSIONS OF EXCLUSIVITY.....  12
             -------------------------------------------------------------------------------------------------------------
        3.1  Engagement of GENENTECH...........................................................................................  12
             -----------------------
        3.2  INTEGRILIN PARTNERS Reserved Rights...............................................................................  12
             -----------------------------------
        3.3  Noncompetition....................................................................................................  13
             --------------
        3.4  Effect of Acquisition of Competing GP IIb-IIIa Inhibitor Product..................................................  13
             ----------------------------------------------------------------
ARTICLE 4.   PROMOTION, COMMERCIALIZATION AND DISTRIBUTION OF PRODUCTS.........................................................  15
             ---------------------------------------------------------
        4.1  General Diligence Obligation......................................................................................  15
             ----------------------------
        4.2  Strategic Promotional Decisions...................................................................................  15
             -------------------------------
        4.3  Sales Force Coordination..........................................................................................  15
             ------------------------
        4.4  Regulatory Approvals..............................................................................................  15
             --------------------
        4.5  Managed Care and Formulary Relationships..........................................................................  15
             ----------------------------------------
        4.6  No Adverse Change to a Party's Rights Without Its Consent.........................................................  16
             ---------------------------------------------------------
        4.7  Sales Force Deployment............................................................................................  16
             ----------------------
        4.8  Sales Forces......................................................................................................  17
             ------------
        4.9  Promotional and Advertising Responsibilities......................................................................  24
             --------------------------------------------
       4.10  Medical Education Programs........................................................................................  28
             --------------------------
       4.11  Clinical Trials...................................................................................................  28
             ---------------
       4.12  Bonus Structure of the INTEGRILIN PARTNERS Sales Force Personnel..................................................  30
             ----------------------------------------------------------------
       4.13  Bonus Structure of the GENENTECH Sales Force Personnel............................................................  30
             ------------------------------------------------------
       4.14  Management of Sales Force Personnel...............................................................................  31
             -----------------------------------

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                     iii.

                               TABLE OF CONTENTS

                                                                                                                                Page
                                                                                                                                ----
       4.15  Management of the Collaboration Between Genentech and the Integrilin Partners......................................  31
             -----------------------------------------------------------------------------
ARTICLE 5.   PRODUCT PRICING; REVENUE RECOGNITION; MANUFACTURING................................................................  32
             ---------------------------------------------------
        5.1  Product Pricing....................................................................................................  32
             ---------------
        5.2  Revenue Recognition................................................................................................  32
             -------------------
        5.3  Supply of GENENTECH Product........................................................................................  33
             ---------------------------
        5.4  Supply of INTEGRILIN PRODUCT.......................................................................................  34
             ----------------------------
ARTICLE 6.   TRADEMARKS AND COPYRIGHTS..........................................................................................  35
             -------------------------
        6.1  GENENTECH Trademarks...............................................................................................  35
             --------------------
        6.2  INTEGRILIN Trademarks..............................................................................................  36
             ---------------------
ARTICLE 7.   COMMITMENT TO CERTAIN SPENDING BY INTEGRILIN PARTNERS..............................................................  37
             -----------------------------------------------------
        7.1  NRMI and Related Programs..........................................................................................  37
             -------------------------
        7.2  Promotional Materials and Sales Training Reimbursement.............................................................  38
             ------------------------------------------------------
        7.3  Timing of Payments.................................................................................................  38
             ------------------
ARTICLE 8.   TRAINING OF SALES FORCES...........................................................................................  38
             ------------------------
        8.1  General Training...................................................................................................  38
             ----------------
        8.2  GENENTECH Product Training.........................................................................................  38
             --------------------------
        8.3  INTEGRILIN Product Training........................................................................................  38
             ---------------------------
        8.4  Expenses...........................................................................................................  39
             --------
        8.5  Training Materials.................................................................................................  39
             ------------------
ARTICLE 9.   FORCE MAJEURE......................................................................................................  40
             -------------
ARTICLE 10.  CERTAIN REGULATORY MATTERS CONCERNING GENENTECH PRODUCTS; PRODUCT RECALL...........................................  41
             ------------------------------------------------------------------------
       10.1  General Control in GENENTECH.......................................................................................  41
             ----------------------------
       10.2  Efficacy and Safety Information....................................................................................  41
             -------------------------------
       10.3  Notification of Adverse Events; Reporting to Regulatory Authorities................................................  42
             -------------------------------------------------------------------
       10.4  Response by the INTEGRILIN PARTNERS to Regulatory Inquiries........................................................  43
             -----------------------------------------------------------
       10.5  GENENTECH Product Quality Complaint................................................................................  43
             -----------------------------------

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      iv.

                               TABLE OF CONTENTS

                                                                                                                                Page
                                                                                                                                ----
       10.6  Medical Inquiries..................................................................................................  43
             -----------------
       10.7  Product Recall.....................................................................................................  44
             --------------
ARTICLE 11.  CERTAIN REGULATORY MATTERS CONCERNING INTEGRILIN PRODUCTS; PRODUCT RECALL..........................................  44
             -------------------------------------------------------------------------
       11.1  General Control in INTEGRILIN PARTNERS.............................................................................  44
             --------------------------------------
       11.2  Efficacy and Safety Information....................................................................................  44
             -------------------------------
       11.3  Notification of Adverse Events; Reporting to Regulatory Authorities................................................  45
             -------------------------------------------------------------------
       11.4  Response by GENENTECH to Regulatory Inquiries......................................................................  46
             ---------------------------------------------
       11.5  INTEGRILIN Product Quality Complaint...............................................................................  46
             ------------------------------------
       11.6  Medical Inquiries..................................................................................................  47
             -----------------
       11.7  Product Recall.....................................................................................................  47
             --------------
ARTICLE 12.  COMPLIANCE WITH LAW AND LABELING...................................................................................  47
             --------------------------------
       12.1  Compliance with Laws...............................................................................................  47
             --------------------
       12.2  Maintenance of Authorizations......................................................................................  48
             -----------------------------
ARTICLE 13.  CO-PROMOTION PERFORMANCE COMPENSATION..............................................................................  48
             -------------------------------------
       13.1  Compensation to Genentech..........................................................................................  48
             -------------------------
       13.2  Compensation to INTEGRILIN PARTNERS................................................................................  49
             -----------------------------------
       13.3  Shortfall in Sales Effort..........................................................................................  49
             -------------------------
       13.4  Currency; Bank Account; Tax Withholdings...........................................................................  50
             ----------------------------------------
       13.5  Payment............................................................................................................  50
             -------
       13.6  Exchange of Sales Data.............................................................................................  53
             ----------------------
ARTICLE 14.  DISPUTE RESOLUTION.................................................................................................  53
             ------------------
       14.1  Dispute Resolution.................................................................................................  53
             ------------------
       14.2  No Limitation......................................................................................................  53
             -------------
ARTICLE 15.  CO-PROMOTION TERM AND TERMINATION..................................................................................  53
             ---------------------------------
       15.1  Co-promotion Term; Term of Agreement...............................................................................  53
             ------------------------------------
       15.2  Termination by the INTEGRILIN PARTNERS.............................................................................  53
             --------------------------------------
       15.3  Termination by GENENTECH...........................................................................................  55
             ------------------------
       15.4  Insolvency.........................................................................................................  56
             ----------
       15.5  Survival of Obligations............................................................................................  56
             -----------------------
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      v.

                               TABLE OF CONTENTS

                                                                                                                                Page
                                                                                                                                ----
       15.6  Effect of Termination..............................................................................................  57
             ---------------------
ARTICLE 16.  INDEMNIFICATION AND INSURANCE; INFRINGEMENT PROCEEDINGS............................................................  57
             -------------------------------------------------------
       16.1  Indemnification by GENENTECH.......................................................................................  57
             ----------------------------
       16.2  Indemnification by the INTEGRILIN PARTNERS.........................................................................  58
             ------------------------------------------
       16.3  Indemnification Procedure..........................................................................................  58
             -------------------------
       16.4  Insurance..........................................................................................................  59
             ---------
       16.5  Infringement of GENENTECH Product Claimed by a Third Party.........................................................  59
             ----------------------------------------------------------
       16.6  Infringement of INTEGRILIN Product Claimed by a Third Party........................................................  60
             -----------------------------------------------------------
ARTICLE 17.  CONFIDENTIALITY....................................................................................................  60
             ---------------
       17.1  Confidential Information...........................................................................................  60
             ------------------------
       17.2  Required Disclosures...............................................................................................  61
             --------------------
       17.3  Duration...........................................................................................................  62
             --------
       17.4  Novation...........................................................................................................  62
             --------
ARTICLE 18.  REPRESENTATIONS AND WARRANTIES.....................................................................................  62
             ------------------------------
       18.1  Mutual Representations and Warranties..............................................................................  62
             -------------------------------------
       18.2  GENENTECH's Representations and Warranties.........................................................................  63
             ------------------------------------------
       18.3  COR's Representations and Warranties...............................................................................  63
             ------------------------------------
       18.4  SCHERING's Representations and Warranties..........................................................................  64
             -----------------------------------------
ARTICLE 19.  NOTICES............................................................................................................  64
             -------
       19.1  Notices............................................................................................................  64
             -------
ARTICLE 20.  MISCELLANEOUS PROVISIONS...........................................................................................  65
             ------------------------
       20.1  Assignment.........................................................................................................  65
             ----------
       20.2  Non-Waiver.........................................................................................................  66
             ----------
       20.3  Entirety of Agreement..............................................................................................  66
             ---------------------
       20.4  Public Announcements...............................................................................................  66
             --------------------
       20.5  Governing Law......................................................................................................  66
             -------------
       20.6  Relationship of the Parties........................................................................................  66
             ---------------------------
       20.7  Collaboration Agreement............................................................................................  66
             -----------------------
       20.8  Counterparts.......................................................................................................  67
             ------------
[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      vi.

                                                                  Execution Copy
                            CO-PROMOTION AGREEMENT

          This Co-promotion Agreement is made as of January 1, 2001 (the "Effective Date"), by and between Genentech, Inc., a Delaware corporation, having a place of business at 1 DNA Way, South San Francisco, California 94080 ("GENENTECH"), COR Therapeutics, Inc., a Delaware corporation having a place of business at 256 East Grand Avenue, South San Francisco, California 94080 ("COR") and Schering Sales Management, Inc., a Nevada corporation, having a place of business at 12125 Moya Boulevard, Reno, Nevada 89506-2600 ("SCHERING").

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, COR and SCHERING (collectively, the "INTEGRILIN PARTNERS" and each individually an "INTEGRILIN PARTNER") market and distribute INTEGRILIN(R) (eptifibatide) Injection ("Integrilin") in the United States in accordance with the labeling approved by the U.S. Food and Drug Administration; and

          WHEREAS, GENENTECH and its Affiliates are engaged in the business of marketing pharmaceutical products to hospitals; and

          WHEREAS, the INTEGRILIN PARTNERS wish to engage GENENTECH to assist the INTEGRILIN PARTNERS in the promotion of Integrilin in the Territory (as defined below), and GENENTECH desires to have the right to copromote said product, upon the terms specified in this Agreement; and

          WHEREAS, GENENTECH markets and distributes TNKase(TM) (tenecteplase) ("TNK") and Activase(R) (alteplase, recombinant)("TPA") in the United States in accordance with the labeling approved by the U.S. Food and Drug Administration; and

          WHEREAS, the INTEGRILIN PARTNERS and their Affiliates are engaged in the business of marketing pharmaceutical products to hospitals; and

          WHEREAS, GENENTECH wishes to engage the INTEGRILIN PARTNERS to assist GENENTECH in the promotion of TNK and TPA in the Territory (as defined below), and the INTEGRILIN PARTNERS desire to have the right to copromote said products, upon the terms specified in this Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and intending to be legally bound hereby, the Parties hereto agree as follows:




[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
                                      1.

ARTICLE 1. Definitions
           -----------

           For purposes of this Agreement, the following terms, whether used in the singular or plural, shall have the corresponding meanings set forth below:

     1.1   "Affiliate" means, with respect to any Person, any other Person that
            ---------
directly or indirectly controls, is controlled by, or is under common control with, such Person. A Person shall be regarded as in control of another Person if it/he/she owns, or directly or indirectly controls, more than fifty percent (50%) of the voting securities (or comparable equity interests) or other ownership interests of the other Person, or if it/he/she directly or indirectly possesses the power to direct or cause the direction of the management or policies of the other Person, whether through the ownership of voting securities, by contract or any other means whatsoever. Notwithstanding the foregoing, for purposes of this Agreement, F. Hoffmann-La Roche Ltd and its affiliates (other than wholly owned subsidiaries of Genentech) shall not be considered Affiliates of Genentech.

     1.2   "Agreement" means this agreement, together with all appendices,
            ---------
exhibits and schedules hereto, and as the same may be amended or supplemented from time to time hereafter by a written agreement duly executed by authorized representatives of each Party hereto.

     1.3   "Agreement Quarter" means each three-month period commencing on the
            -----------------
first day of January, April, July, or October, as the case may be, during the Co-promotion Term, provided that the first Agreement Quarter shall commence on
                   --------
the Effective Date and end on March 31, 2001.

     1.4   "Agreement Year" means each 12-month period commencing on January 1
            ---------------
and ending on December 31 during the Co-promotion Term, provided that the first
                                                        --------
Agreement Year shall commence on the Effective Date and end on December 31, 2001.

     1.5   "Change in Control" means, with respect to a hospital, any sale of
            -----------------
voting securities or sale of assets (whether by sale, merger, combination, consolidation, reorganization, share exchange, or otherwise) which, directly or indirectly, (i) transfers over 50% of the assets of such hospital to any entity other than an Affiliate of such hospital existing as of the Effective Date, or
(ii) results in any entity, other than an Affiliate of such hospital existing as of the Effective Date, becoming the beneficial owner, directly or indirectly, of fifty percent (50%) or more of those securities entitled to vote for the election of directors of such hospital.

     1.6   "Clinical Supplies" means any and all [*] (whether [*] or [*]), [*]
            ------------------
or other similar materials used in connection with a clinical study.

     1.7   "Competing GP IIb-IIIa Inhibitor Product" has the meaning set forth
            ---------------------------------------
in Section 3.3 hereof.

     1.8   "Competing Thrombolytic Product" has the meaning set forth in Section
            ------------------------------
2.3 hereof.


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
                                       2.

     1.9  "Confidential Information" has the meaning set forth in Article 17
           ------------------------
hereof.

     1.10 "Controlled by" means, with respect to any product, information or
           -------------
intellectual property right, that the applicable Party or Person, in whole or in part, owns or has a license to such product, information or intellectual property right and has the ability to grant access or a license (or a sublicense), as applicable, without violating the terms of any agreement or other arrangements with any Third Party existing at the time such Party or Person would be first required to grant such access, license or sublicense.

     1.11 "Co-promotion Term" has the meaning specified in Section 15.1 hereof.
           -----------------

     1.12 "Diligent Efforts" means the carrying out of obligations or tasks in a
           ----------------
manner consistent with the efforts a Party devotes to [*] or [*] and at a [*] resulting from its [*], based on conditions then prevailing.

     1.13 "Effective Date" means January 1, 2001.
           --------------

     1.14 "Execution Date" means January 5, 2001.
           --------------

     1.15 "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended.

     1.16 "FDA" means the U.S. Food and Drug Administration.
           ---

     1.17 "GENENTECH Baseline Annual Sales" has the meaning set forth in Section
           --------------------------------
13.2.2 hereof.

     1.18 "GENENTECH Combination Product" means any GENENTECH Product that
           -----------------------------
contains a GENENTECH Compound in combination with one or more other pharmaceutically active ingredients.

     1.19 "GENENTECH Compounds" means the following compounds: the glycoprotein
           -------------------
developed by introducing modifications to the complementary DNA (cDNA) for natural human Tpa such that the resulting recombinant protein contains a substitution of threonine-103 with asparagine, and a substitution of asparagine-117 with glutamine, both within the kringle 1 domain, and a tetra-alanine substitution at amino acids 296-299 in the protease domain (TNK); and the 527 amino acid glycoprotein synthesized using the complementary DNA (cDNA) for natural human tissue-type plasminogen activator obtained from a human melanoma cell line, and whose manufacturing process involves the secretion of the enzyme recombinant human tissue-type plasminogen activator into the culture medium by an established mammalian cell line (Chinese Hamster ovary cells) into which the cDNA for human tissue-type plasminogen activator has been genetically inserted.
(TPA)

     1.20 "GENENTECH Hospitals" has the meaning set forth in Section 4.7.1.
           -------------------



[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                       3.

     1.21   "GENENTECH Know-How" means all proprietary information that is now
             ------------------
or may hereafter during the term of this Agreement be controlled by GENENTECH or any of its Affiliates regarding the GENENTECH Compound or the GENENTECH Products.

     1.22   "GENENTECH Net Sales" means for an applicable accounting period, the
             -------------------
gross amount invoiced for the GENENTECH Products for sales by GENENTECH or its Affiliates [*] to Third Parties that are [*], less the following amounts [*]:

     (i) trade, quantity and cash discounts or rebates actually and lawfully allowed and taken and any other similar adjustments, including, without limitation, those granted on account of price adjustments, billing errors, rejected goods, and damaged goods;

     (ii) price reductions, credits, rebates, product returns, charge-back and prime vendor rebates, fees, reimbursements or similar payments or adjustments actually granted or given to [*], health care insurance carriers, pharmacy benefit management companies, health maintenance organizations or other institutions or health care organizations;

     (iii) any sales or use tax, customs duties, excise or other duties or other governmental charge (other than an income tax) levied on the sale, transportation or delivery of the GENENTECH Products;

     (iv) price reductions, credits, rebates, charge-back and prime vendor rebates, fees, reimbursements or similar payments or adjustments actually granted or given in connection with GENENTECH Product sales to any governmental or regulatory authority in respect of any state or federal Medicare, Medicaid, Veterans Affairs, or similar programs; and

      (v) any charge for freight, insurance or other transportation costs charged to the customer to the extent included on the same invoice as GENENTECH Product.

            With respect to sales of TPA, Net Sales shall be calculated as Net Sales multiplied by [*] attributed to the [*] as determined in good faith by GENENTECH using its [*] by [*] which surveys a representative sample of [*] on a monthly basis to break out [*]. Genentech agrees not to materially change such tracking methodology during the Co-promotion Term without the consent of the INTEGRILIN PARTNERS.

            Sales of the GENENTECH Products between GENENTECH and its Affiliates [*] sales to Third Parties [*] sales result in such Affiliates [*] of the GENENTECH Products) and [*] Net Sales calculations. Subject to the foregoing, Net Sales shall be determined in accordance with U.S. generally accepted accounting principles, consistently applied. If a GENENTECH Product is sold for compensation other than cash, Net Sales shall be calculated based on the fair market value of the GENENTECH Products. The fair market value of a GENENTECH Product shall be the [*] of the GENENTECH Product for the [*]. Net Sales of GENENTECH Products



[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
                                       4.

used in clinical trials or for promotional or sampling purposes shall be deemed to be zero.

          With respect to sales of GENENTECH Combination Products, Net Sales shall be calculated on the basis of the [*] of the [*] of GENENTECH Compound in the GENENTECH Products then being sold by GENENTECH without another active ingredient in the Territory, if such exists.

          For purposes of this Agreement, [*] for [*] shall [*] towards Genentech Net Sales.

     1.23 "GENENTECH Patents" means all patents and patent applications in the
           -----------------
Territory which are or become Controlled by GENENTECH or any of its Affiliates which patents generically or specifically claim the composition or use of any GENENTECH Product in the Territory, including without limitation all continuations, continuations-in-part, divisions, patents of addition, reissues, renewals, substitutions, registrations, confirmations or extensions thereof.

     1.24 "GENENTECH Performance Compensation" has the meaning set forth in
           ----------------------------------
Section 13.1.1. hereof.

     1.25 "GENENTECH Products" means all pharmaceutical preparations for human
           ------------------
use which contain the GENENTECH Compounds ([*]) as a therapeutically active ingredient, including GENENTECH Combination Products, and that are approved by any Regulatory Authority in the Territory during the Co-promotion Term of this Agreement. GENENTECH Products shall be in filled and finished (packaged) form for use by the end-user. Notwithstanding the foregoing [*] (including, without limitation, all [*]) shall [*] to be a GENENTECH Product.

     1.26 "GENENTECH Sales Force" has the meaning set forth in Section 4.8.3.1
           ---------------------
hereof.

     1.27 "GENENTECH Trademarks" mean the TNKase(TM) and Activase(R) trademarks
           --------------------
and any other trademark or trade name (whether registered or unregistered) used on or with the GENENTECH Products or in any promotional material related to the GENENTECH Products in the Territory during the Co-promotion Term (other than the name and logo of the INTEGRILIN PARTNERS or any of their Affiliates), subject to the terms of this Agreement.

     1.28 "IND" means an Investigational New Drug Application, as defined in the
           ---
United States Federal Food, Drug and Cosmetic Act and applicable regulations promulgated thereunder as amended from time to time, filed in the United States.

     1.29 "INTEGRILIN Baseline Annual Sales" has the meaning set forth in
           ---------------------------------
Section 13.1.2 hereof.

     1.30 "INTEGRILIN Combination Product" means any Product that contains the
           ------------------------------
INTEGRILIN Compound in combination with one or more other pharmaceutically active ingredients.



[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
                                       5.

     1.31   "INTEGRILIN Compound" means the compound whose chemical formula is
             -------------------
N/6/-(aminoiminomethyl)-N/2/-(3-mercapto-1-oxopropyl-L-lyslglycl-L--aspartyl-L-
tryptophyl-L-prolyl-L-cysteinamide, cyclic (1-->6)-disulfide.

     1.32   "INTEGRILIN Net Sales" means for an applicable accounting period,
             --------------------
the gross amount invoiced for the INTEGRILIN Products for sales by the INTEGRILIN Partners or their Affiliates [*] to Third Parties that are [*] less the following amounts [*]:

     (i) trade, quantity and cash discounts or rebates actually and lawfully allowed and taken and any other similar adjustments, including, without limitation, those granted on account of price adjustments, billing errors, rejected goods, and damaged goods;


     (ii) price reductions, credits, rebates, product returns, charge-back and prime vendor rebates, fees, reimbursements or similar payments or adjustments actually granted or given to [*], health care insurance carriers, pharmacy benefit management companies, health maintenance organizations or other institutions or health care organizations;

     (iii) any sales or use tax, customs duties, excise or other duties or other governmental charge (other than an income tax) levied on the sale, transportation or delivery of the INTEGRILIN Products;

     (iv) price reductions, credits, rebates, charge-back and prime vendor rebates, fees, reimbursements or similar payments or adjustments actually granted or given in connection with INTEGRILIN Product sales to any governmental or regulatory authority in respect of any state or federal Medicare, Medicaid, Veterans Affairs, or similar programs; and

     (v) any charge for freight, insurance or other transportation costs charged to the customer to the extent included on the same invoice as INTEGRILIN Product.

            Sales of the INTEGRILIN Products between the INTEGRILIN PARTNERS and their Affiliates [*] sales to Third Parties [*] sales result in such Affiliates [*] of the INTEGRILIN Products) and [*] Net Sales calculations. Subject to the foregoing, Net Sales shall be determined in accordance with U.S. generally accepted accounting principles, consistently applied. If an INTEGRILIN Product is sold for compensation other than cash, Net Sales shall be calculated based on the fair market value of the INTEGRILIN Products in cash. The fair market value for an INTEGRILIN Product shall be the [*] for the INTEGRILIN Product for the [*]. Net Sales of INTEGRILIN Products used in clinical trials or for promotional or sampling purposes shall be deemed to be zero.

            With respect to sales of INTEGRILIN Combination Products, Net Sales shall be calculated on the basis of the [*] of the [*] of INTEGRILIN Compound in the INTEGRILIN



[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
                                      6.

Products then being sold by the INTEGRILIN PARTNERS without [*] in the Territory, if such exists.

     1.33 "INTEGRILIN PARTNERS Know-How" means all proprietary information
           ----------------------------
regarding the Integrilin Compound or the Integrilin Products that is now or may hereafter during the term of this Agreement be controlled by INTEGRILIN PARTNERS or either of them or any of their Affiliates.

     1.34 "INTEGRILIN Patents" means all patents and patent applications in the
           ------------------
Territory which are or become Controlled by either of the INTEGRILIN PARTNERS or any of their Affiliates which patents generically or specifically claim the composition or use of any INTEGRILIN Product in the Territory, including without limitation all continuations, continuations-in-part, divisions, patents of addition, reissues, renewals, substitutions, registrations, confirmations or extensions thereof.

     1.35 "INTEGRILIN Performance Compensation" has the meaning set forth in
           -----------------------------------
Section 13.2.1 hereof.

     1.36 "INTEGRILIN Products" means all pharmaceutical preparations for human
           -------------------
use which contain the INTEGRILIN Compound (or any other parenteral GP IIb-IIIa inhibitor compound acquired by an INTEGRILIN PARTNER not in violation of this Agreement) as a therapeutically active ingredient, including INTEGRILIN Combination Products, and that are approved by any Regulatory Authority in the Territory during the Co-promotion Term of this Agreement. Products shall be in filled and finished (packaged) form for use by the end-user.

     1.37 "INTEGRILIN Reported Sales" means the sum of sales of INTEGRILIN
           -------------------------
Products reported to the INTEGRILIN PARTNERS from [*]. To prevent double counting of sales, if any of the foregoing sources begins incorporating data into its reports that is also included in the reports of one of the other sources, such data will be included in INTEGRILIN Reported Sales only once in total, rather than once for each reporting entity. In the event that there is a disruption in the receipt of data from any of the foregoing sources, the parties will mutually agree on a method of estimation.

     1.38 "INTEGRILIN Sales Force" has the meaning set forth in Section 4.8.1.1
           ----------------------
hereof.

     1.39 "INTEGRILIN Trademark" mean the INTEGRILIN(R) trademark and any other
           --------------------
trademark or trade name (whether registered or unregistered) used on or with the INTEGRILIN Products or in any promotional material related to the INTEGRILIN Products in the Territory during the Co-promotion Term (other than the name and logo of GENENTECH or any of its Affiliates), subject to the terms of this Agreement.

     1.40 "Joint Hospitals" has the meaning set forth in Section 4.7.1.
           ---------------

     1.41 "Laws" shall mean all laws, statutes, rules, regulations, ordinances
           ----
and other pronouncements having the effect of law of any government or Regulatory Authority.



[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
                                      7.

     1.42 "NDA" shall mean a New Drug Application (including a Supplemental New
           ---
Drug Application) or Biologics License Application (including amendments thereto), as the case may be, as defined in the United States Federal Food, Drug and Cosmetic Act and applicable regulations promulgated thereunder as amended from time to time, filed in the United States.

     1.43 "NDA Approval" shall mean the marketing clearance granted by the FDA
           ------------
required for the marketing and promotion of the Products in the United States.

     1.44 "Party" means SCHERING, COR or GENENTECH, as the case may be.
           -----

     1.45 "Performance Compensation" means the GENENTECH Performance
           ------------------------
Compensation or the INTEGRILIN Performance Compensation

     1.46 "Person" means an individual, corporation, partnership, limited
           ------
liability company, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority, or any other form of entity not specifically listed herein.

     1.47 "Products" means the GENENTECH Products and the INTEGRILIN Products.
           --------

     1.48 "Promotion" means those activities normally undertaken by a
           ---------
professional sales representative of a pharmaceutical company to implement promotion plans for a particular prescription pharmaceutical product aimed at encouraging the appropriate use of such product by a health care professional with actual prescribing authority. When used as a verb, "promote" shall mean to engage in such activities.

     1.49 "Regulatory Approval" means any approvals (including pricing and
           -------------------
reimbursement approvals, if required in the Territory), licenses, regulatory approvals or authorizations of any Regulatory Authority, necessary for the manufacture, import and sale of Products in the Territory.

     1.50 "Regulatory Authority" means any regulatory agency or other
           --------------------
governmental instrumentality that has regulatory authority, anywhere or at any governmental level, in the Territory over the development, marketing or commercialization of the Products.

     1.51 "Sales Force Personnel" means a Party's and/or its Affiliates' sales
           ---------------------
force representatives that are involved in the Promotion of the Products in the Territory.

     1.52 "Serious adverse event" and "Non-serious adverse event" shall have the
           ----------------------      -------------------------
following meanings: A "serious adverse event" for the Products is defined as any untoward medical occurrence that at any dose for a Product: (i) results in death; (ii) is life-threatening; (iii) requires inpatient hospitalization or prolongation of existing hospitalization; (iv) results in persistent or significant disability/incapacity; (v) is a congenital anomaly/birth defect or
(vi) does not meet any of the previous serious criteria but may jeopardize the patient and may require medical or surgical intervention to prevent one of the outcomes listed above. A "non-serious



[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
                                      8.

adverse event" for the Products is any untoward medical occurrence that does not meet the aforementioned serious criteria.

       1.53   "Strategic Promotional Decisions" for a Product shall mean: [*]
               -------------------------------
and [*]; [*] including [*] programs; [*]; [*] of existing and new [*] including but not limited to the [*]; development of [*] for the Product; [*]; development of [*]; and [*] and other professional relations events of specific interest to physicians. Strategic Promotional Decisions for a Product shall also include all Product marketing-related issues that directly affect the commercial valuation and/or competitive positioning of the Products in the Territory.

       1.54   "Target Bonus" means the [*] incentive compensation plan payment
               ------------
for achievement of [*] of sales goals and/or of median sales performance. Such incentive compensation plan will be quantitatively based (vs. activity based) and will be intended to achieve and/or exceed the annual sales objectives contemplated by this Agreement. The Parties acknowledge and agree that each Party shall be responsible, at its own expense, for acquiring the data necessary to determine the size of Target Bonuses.

       1.55   "Technology" means any information, data (including without
               ----------
limitation pre-clinical data and clinical data), processes and other technology relating to the Products.

       1.56   "Territory" means the fifty (50) states of the United States of
               ---------
America and the District of Columbia. For sake of clarity, "Territory" does not include any U.S. possession and territory or Puerto Rico.

       1.57   "Third Party(ies)" means any Person other than: (1) SCHERING, COR
               ----------------
and GENENTECH, (2) any Affiliates of SCHERING, COR or GENENTECH and (3) F.Hoffmann-La Roche Ltd and its Affiliates (other than wholly owned subsidiaries of Genentech).

Article 2.    Grant of Rights to the INTEGRILIN PARTNERS; GENENTECH Reserved
              --------------------------------------------------------------
              Rights; Non-Competition; Extensions of Exclusivity.
              ---------------------------------------------------

       2.1    Engagement of the INTEGRILIN PARTNERS. GENENTECH hereby grants to
              -------------------------------------
the INTEGRILIN PARTNERS the co-exclusive right with GENENTECH and its licensee Actelion Ltd. to promote the GENENTECH Products during the Co-promotion Term, within the Territory, upon the terms and conditions set forth in this Agreement. The INTEGRILIN PARTNERS' co-promotion rights under this Agreement shall be exclusive as to any Third Party within the Territory (other than Actelion Ltd.), and GENENTECH may not, without the prior written consent of the INTEGRILIN PARTNERS enter into any agreement with a Third Party (other than Actelion Ltd.) to promote or market the GENENTECH Products in the Territory, during the Co-promotion Term. The INTEGRILIN PARTNERS shall have the right to enter into any written agreement with one or more of their Affiliates with respect to any right, representation, warranty, or obligation of the INTEGRILIN PARTNERS under this Agreement; provided, that the INTEGRILIN PARTNERS shall remain [*] and
                --------
responsible with such Affiliate for the performance of any obligations, representations or warranties delegated, contracted, assigned or otherwise transferred. The INTEGRILIN PARTNERS shall not promote

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      9.

or market the GENENTECH Products except in accordance with the rights expressly granted to it under, and in accordance with the terms of, this Agreement.

       2.2  GENENTECH Reserved Rights.  GENENTECH reserves all rights in and to
            -------------------------
the GENENTECH Products not expressly granted under this Agreement. The INTEGRILIN PARTNERS agree that they will not practice any rights reserved by GENENTECH in and to the GENENTECH Products that are not expressly granted to the INTEGRILIN PARTNERS under this Agreement.

       2.3  Noncompetition. During the Co-promotion Term and for [*] thereafter,
            --------------
the INTEGRILIN PARTNERS and their Affiliates shall not market, promote or otherwise sell within the Territory any [*] drug product that is approved by the FDA for marketing for the treatment of [*] of the [*] listed on Exhibit 2.3 for
                                                                -----------
which a GENENTECH Product has been approved (a "Competing Thrombolytic Product"); provided, that
           --------

            2.3.1 said [*] post-Co-promotion Term restriction shall be inapplicable if this Agreement shall have been terminated pursuant to any of Sections 15.2.1, 15.2.2, 15.2.3 or 15.2.5, hereof; and

            2.3.2 this Section 2.3 shall not apply with respect to a given [*] for a given [*] if, prior to the submission of an NDA for such primary indication, GENENTECH shall have given its prior written consent to that effect (to be given or withheld in GENENTECH'S sole discretion).

       For sake of clarity and avoidance of doubt, any breach by the INTEGRILIN PARTNERS and/or their Affiliates of the terms of this Section 2.3 shall, in addition to any remedies to which GENENTECH may have hereunder or at law or in equity, entitle GENENTECH to terminate this Agreement upon [*] prior written notice to the INTEGRILIN PARTNERS, unless the INTEGRILIN PARTNERS, within such [*] cease the breaching activity (or causes their Affiliate(s) to cease such breaching activity) and provides reasonable assurances to GENENTECH that [*] during the Co-promotion Term. In the event that the INTEGRILIN PARTNERS or any of their Affiliates breach this provision [*] during the Co-promotion Term, GENENTECH shall be entitled to [*] to the INTEGRILIN PARTNERS, [*] any [*] on the part of the INTEGRILIN PARTNERS to [*] and [*]

       The Parties further agree that the [*] of [*] by the [*] and/or their Affiliates in [*] this Section 2.3 may [*] to [*] for which [*] may not [*]. In the event [*] shall [*], upon [*] to a [*] and [*] to any [*] as may be provided for in this Agreement, [*], in addition to [*] it may have [*].

       2.4  Effect of Acquisition of Competing Product.
            -------------------------------------------

            2.4.1  In the event that during the Co-promotion Term:

                   2.4.1.1 a Person becomes an Affiliate of a INTEGRILIN PARTNER after the Effective Date, or

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      10.

                    2.4.1.2 an INTEGRILIN PARTNER or any of its Affiliates merges or consolidates with any Third Party, (each of the foregoing, a "Triggering Event"), and such Person or Third Party (or any Affiliate of such Person or Third Party) is then marketing a Competing Thrombolytic Product in the Territory, or [*] to [*] of a Competing Thrombolytic Product in the Territory during the Co-promotion Term, then, within [*] after the applicable Triggering Event, the applicable INTEGRILIN PARTNER shall notify GENENTECH in writing of such circumstances, and GENENTECH shall have the right:

                    2.4.1.3 to terminate this Agreement by notifying the INTEGRILIN PARTNERS in writing within [*] after the applicable Triggering Event, in which event such termination shall be effective as of the date that is [*] after receipt of such written notice by the INTEGRILIN PARTNER. If this Agreement is to be terminated by GENENTECH as a result of a Triggering Event, each Party shall continue to perform its duties under this Agreement in accordance with the terms hereof until the actual termination date, provided,
                                                                    --------
however, that any monies which would, but for such termination, otherwise be
-------
paid to the INTEGRILIN PARTNERS pursuant to Article 13 with respect to periods subsequent to such termination shall not be due to the INTEGRILIN PARTNERS, and any such monies which have been paid in advance shall be promptly returned to GENENTECH;

                    2.4.1.4 In the event that GENENTECH does not provide timely notice of its intention to terminate, as set forth above, then GENENTECH shall be deemed to have waived such termination right, and GENENTECH may not subsequently exercise any termination remedy hereunder with respect to the marketing of such Competing Thrombolytic Product by the INTEGRILIN PARTNERS (with respect to the [*] such Competing Thrombolytic Product is then being marketed but not [*] for which such Competing Thrombolytic Product may [*]).

                    2.4.1.5 In the event that GENENTECH notifies the INTEGRILIN PARTNERS of its decision to terminate this Agreement pursuant to
Section 2.4.1.3 above, GENENTECH agrees to meet with the INTEGRILIN PARTNERS, upon the request of the INTEGRILIN PARTNERS and within [*] after the Triggering Event, to determine whether there are any mutually acceptable changes to this Agreement that could be made that would allow GENENTECH to avoid termination of this Agreement. In the event that the Parties are unable to agree in writing upon such mutually acceptable changes within [*] of the Triggering Event, this Agreement shall terminate as of the date that is thirty (30) days thereafter.

            2.4.2 Nothing in this Section 2.4 is intended to affect the INTEGRILIN PARTNERS' or GENENTECH'S obligations, covenants, warranties, representations set forth in other sections of this Agreement.

Article 3.  Grant of Rights to GENENTECH; INTEGRILIN PARTNERS Reserved Rights;
            ------------------------------------------------------------------
            Non-Competition; Extensions of Exclusivity.
            -------------------------------------------

       3.1  Engagement of GENENTECH.  The INTEGRILIN PARTNERS hereby grant to
            -----------------------
GENENTECH the co-exclusive right with the INTEGRILIN PARTNERS to promote the INTEGRILIN Products during the Co-promotion Term, within the Territory, upon the terms and

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      11.

conditions set forth in this Agreement. GENENTECH's co-promotion rights under this Agreement shall be exclusive as to any Third Party within the Territory, and the INTEGRILIN PARTNERS may not, without the prior written consent of GENENTECH, enter into any agreement with a Third Party to promote or market the INTEGRILIN Products in the Territory, during the Co-promotion Term. GENENTECH shall have the right to enter into any written agreement with one or more of its Affiliates with respect to any right, representation, warranty, or obligation of GENENTECH under this Agreement; provided, that GENENTECH shall remain [*] and
                                --------
responsible with such Affiliate for the performance of any obligations, representations or warranties delegated, contracted, assigned or otherwise transferred. GENENTECH shall not promote or market the INTEGRILIN Products except in accordance with the rights expressly granted to it under, and in accordance with the terms of, this Agreement.

     3.2  INTEGRILIN PARTNERS Reserved Rights.  The INTEGRILIN PARTNERS reserve
          -----------------------------------
all rights in and to the INTEGRILIN Product not expressly granted under this Agreement. GENENTECH agrees that it will not practice any rights in and to the INTEGRILIN Products reserved by the INTEGRILIN PARTNERS that are not expressly granted to GENENTECH under this Agreement.

     3.3  Noncompetition.  During the Co-promotion Term and for [*] thereafter,
          --------------
GENENTECH and its Affiliates shall not market, promote or otherwise sell within the Territory any [*] drug product that is approved by the FDA for marketing for the treatment of [*] of the [*] listed on Exhibit 3.3 for which an INTEGRILIN
                                          -----------
Product has been approved (a "Competing GP IIb-IIIa Inhibitor Product"); provided, that
--------

          3.3.1 said [*] post-Co-promotion Term restriction shall be inapplicable if this Agreement shall have been terminated pursuant to any of Sections 15.2.1, 15.2.2, 15.2.3 or 15.2.5 hereof; and

          3.3.2 this Section 3.3 shall not apply with respect to a given [*] for a given [*] if, prior to the submission of an NDA for such primary indication, the INTEGRILIN PARTNERS shall have given their prior written consent to that effect (to be given or withheld in their sole discretion).

          For sake of clarity and avoidance of doubt, any breach by GENENTECH and/or its Affiliates of the terms of this Section 3.3 shall, in addition to any remedies to which the INTEGRILIN PARTNERS may have hereunder or at law or in equity, entitle the INTEGRILIN PARTNERS to terminate this Agreement upon [*] prior written notice to GENENTECH, unless GENENTECH, within such [*], ceases the breaching activity (or causes its Affiliate(s) to cease such breaching activity) and provides reasonable assurances to the INTEGRILIN PARTNERS [*] during the Co-promotion Term. In the event that GENENTECH or any of its Affiliates breach this provision [*] during the Co-promotion Term, the INTEGRILIN PARTNERS shall be entitled to [*] to GENENTECH, [*] any [*] on the part of GENENTECH to [*] and [*].

          The Parties further agree that the [*] of a [*] by [*] and/or its Affiliates in [*] this Section 3.3 may [*] to the [*] for which [*] may not [*]. In the event of [*] shall [*], upon [*] to

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      12.

a [*] and [*] to any [*] as may be provided for in this Agreement, [*], in addition to [*] it may have [*].

     3.4  Effect of Acquisition of Competing GP IIb-IIIa Inhibitor Product.
          -----------------------------------------------------------------

          3.4.1  In the event that during the Co-promotion Term:

                 3.4.1.1 a Person becomes an Affiliate of GENENTECH after the Effective Date, or

                 3.4.1.2 GENENTECH or any of its Affiliates merges or consolidates with any Third Party, (each of the foregoing, a "Triggering Event"), and such Person or Third Party (or any Affiliate of such Person or Third Party) is then marketing a Competing GP IIb-IIIa Inhibitor Product in the Territory, or [*] to [*] of a Competing GP IIb-IIIa Inhibitor Product in the Territory during the Co-promotion Term, then, within [*] after the applicable Triggering Event, GENENTECH shall notify the INTEGRILIN PARTNERS in writing of such circumstances, and the INTEGRILIN PARTNERS shall have the right:

                 3.4.1.3 to terminate this Agreement by notifying GENENTECH in writing within [*] after the applicable Triggering Event, in which event such termination shall be effective as of the date that is [*] after receipt of such written notice by GENENTECH. If this Agreement is to be terminated by the INTEGRILIN PARTNERS as a result of a Triggering Event, each Party shall continue to perform its duties under this Agreement in accordance with the terms hereof until the actual termination date, provided, however, that any monies which
                                   --------  -------
would, but for such termination, otherwise be paid to GENENTECH pursuant to Articles 7 and 13 with respect to periods subsequent to such termination shall not be due to GENENTECH, and any such monies which have been paid in advance shall be promptly returned to the INTEGRILIN PARTNERS;

                 3.4.1.4 In the event that the INTEGRILIN PARTNERS do not provide timely notice of their intention to terminate, as set forth above, then the INTEGRILIN PARTNERS shall be deemed to have waived such termination right, and the INTEGRILIN PARTNERS may not subsequently exercise any termination remedy hereunder with respect to the marketing of such Competing GP IIb-IIIa Inhibitor Product by GENENTECH (with respect to [*] such Competing GP IIb-IIIa Inhibitor Product is then being marketed but not [*] for which such Competing GP IIb-IIIa Inhibitor Product may [*]).

                 3.4.1.5 In the event that the INTEGRILIN PARTNERS notify GENENTECH of their decision to terminate this Agreement pursuant to Section
3.4.1.3 above, the INTEGRILIN PARTNERS agree to meet with GENENTECH, upon the request of GENENTECH and within [*] after the Triggering Event, to determine whether there are any mutually acceptable changes to this Agreement that could be made that would allow the INTEGRILIN PARTNERS to avoid termination of this Agreement. In the event that the Parties are unable to agree in writing upon such mutually acceptable changes within [*] of the Triggering Event, this Agreement shall terminate as of the date that is thirty (30) days thereafter.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      13.

            3.4.2 Nothing in this Section 3.4 is intended to affect GENENTECH's or the INTEGRILIN PARTNERS' obligations, covenants, warranties, representations set forth in other sections of this Agreement.

Article 4.  Promotion, Commercialization and Distribution of Products.
            ---------------------------------------------------------

       4.1  General Diligence Obligation. Subject to the terms and conditions of
            ----------------------------
this Agreement, each Party will exercise Diligent Efforts (i) to promote the GENENTECH Products in the Territory during the Co-promotion Term in accordance with the terms of this Agreement, and with applicable law; and (ii) to promote the INTEGRILIN Products in the Territory during the Co-promotion Term in accordance with the terms of this Agreement, and with applicable law. All such activity shall occur [*] except as may otherwise be expressly provided by this Agreement.

       4.2  Strategic Promotional Decisions.  Except as otherwise expressly set
            -------------------------------
forth in this agreement: (i) GENENTECH will be responsible for all Strategic Promotional Decisions regarding [*]; and (ii) the INTEGRILIN PARTNERS will be responsible for all Strategic Promotional Decisions regarding [*]. The Parties shall provide timely updates to any changes in Strategic Promotional Decisions to enable the Parties to carry out their respective duties under this Agreement. The Parties acknowledge and agree that it is a Strategic Promotional Decision for [*] to [*] customers to [*] customers for the [*] of [*].

       4.3  Sales Force Coordination.  The Parties shall coordinate with each
            -------------------------
other with respect to Sales Force Personnel communication activities and training regarding the Products.

       4.4  Regulatory Approvals.  GENENTECH shall have [*] and [*] and [*] for
            --------------------
obtaining, at [*] all Regulatory Approvals related to the GENENTECH Products and to the use of promotional and advertising materials or programs [*] GENENTECH, and will use Diligent Efforts to [*] same on a timely basis. The INTEGRILIN PARTNERS shall have [*] and [*] and [*] for obtaining, at the [*] all Regulatory Approvals related to the INTEGRILIN Products and to use of promotional and advertising materials or programs [*] the INTEGRILIN PARTNERS, and will use Diligent Efforts to [*] same on a timely basis.

       4.5  Managed Care and Formulary Relationships. GENENTECH shall retain [*]
            ----------------------------------------
for all contractual relationships for the GENENTECH Products with formularies (including managed care, group purchasing organizations and hospital), insurers, and governmental agencies and instrumentalities (including without limitation Medicare, Medicaid, the Veterans Administration, and military entities). The INTEGRILIN PARTNERS shall retain [*] for all contractual relationships for the INTEGRILIN Products with formularies (including managed care, group purchasing organization and hospital), insurers, and governmental agencies and instrumentalities (including without limitation Medicare, Medicaid, the Veterans Administration, and military entities). The Parties acknowledge that it is their intention [*] with respect to strategy for obtaining and maintaining contractual/formulary relationships for the Products with such entities, and [*] in obtaining entry into such entities for the sale of the Products and subsequent pull-through sales of the Products.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      14.

     4.6  No Adverse Change to a Party's Rights Without Its Consent.
          ---------------------------------------------------------
Notwithstanding any term or condition of this Agreement that may state or imply to the contrary:

          4.6.1 No Party shall be required to follow the Strategic Promotional Decisions or any Promotion decision or guideline determined or promulgated by another Party under this Agreement, where the adversely affected Party believes in good faith based on opinion of counsel that doing so would conflict in any material way with its obligations under applicable Law; and

          4.6.2 Each Party agrees to use Diligent Efforts not to knowingly make a Strategic Promotional Decision that would materially adversely affect any of another Party's obligations, duties, rights or benefits under this Agreement, or require the adversely affected Party to spend any funds or reimburse or absorb any costs that are not expressly provided for under this Agreement, without the adversely affected Party's prior written consent (not to be unreasonably withheld).

     4.7  Sales Force Deployment.  The following terms shall apply to promotion
          ----------------------
of the Products in the Territory by GENENTECH and the INTEGRILIN PARTNERS under this Agreement:

          4.7.1    Hospitals.  (a) The hospitals listed in Exhibit 4.7.1(a) (the
                   ----------
"GENENTECH Hospitals") shall be targeted and promoted to [*] Sales Force.

          (b) The hospitals listed in Exhibit 4.7.1(b) (the "Joint Hospitals") shall be targeted [*] Sales Force.

          (c) All hospitals in the Territory other than the GENENTECH Hospitals and the Joint Hospitals may be targeted by both the INTEGRILIN Sales Force and the GENENTECH Sales Force, at each such Party's discretion.

          (d) Within [*] of the end of each Agreement Quarter, at the option of the INTEGRILIN PARTNERS and upon written notice to GENENTECH, any GENENTECH HOSPITAL which undergoes a Change in Control after which it or the surviving entity is, or is an Affiliate of, a Joint Hospital, shall no longer be deemed a GENENTECH Hospital and shall become a Joint Hospital for purposes of this Agreement. Exhibit 4.7.1(a) and Exhibit 4.7.1(b) shall be deemed to have been amended upon the date that GENENTECH receives such notice under this Section.

          (e) On the date which is [*], in the event that [*] have been made in a given GENENTECH Hospital, at the option of [*] and upon written notice to [*], such [*] will no longer be [*] and shall become [*] for purposes of this Agreement. [*] and [*] shall be deemed to have been amended upon the date that [*] receives such notice under this Section.

          4.7.2    Use of Independent Contractors. Each Party agrees not to use
                   ------------------------------
any independent contractors to [*] with respect to its Sales Force Personnel under this Agreement,


[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      15.

provided that nothing herein shall limit a Party's ability to use independent
--------
contractors to [*] its obligations under this Agreement.

          4.7.3     Percentage of Time Spent Promoting GENENTECH Products and
                    ---------------------------------------------------------
INTEGRILIN Products.  Each member of the GENENTECH Sales Force shall spend that
-------------------
percentage of his/her business time promoting the INTEGRILIN Products that is equal to the INTEGRILIN Product Percentage set forth in Section 4.13. Each member of the INTEGRILIN Sales Force shall spend that percentage of his/her business time promoting the GENENTECH Products equal to the GENENTECH Product Percentage set forth in Section 4.12.

     4.8  Sales Forces.
          -------------

          4.8.1     INTEGRILIN Sales Force.
                    ----------------------

                    4.8.1.1   INTEGRILIN Sales Force Composition. The INTEGRILIN
                              ----------------------------------
PARTNERS will use Diligent Efforts to deploy, on an average daily basis for each Agreement Quarter in each Agreement Year, a sales force of [*] trained INTEGRILIN PARTNERS representatives [*] in the field to promote the Products to hospital-based physicians hereof (the "INTEGRILIN Sales Force"). These representatives will be [*] of an INTEGRILIN PARTNER or an Affiliate of an INTEGRILIN PARTNER. The relevant INTEGRILIN PARTNER will treat its Sales Force Personnel as its employees for all purposes, including, but not limited to federal, state and local tax and employment Laws

          In the event that the INTEGRILIN PARTNERS fail on an average daily basis for a given Agreement Quarter to meet their obligation to maintain [*] of their [*] trained [*] in the INTEGRILIN Sales Force, they shall present to GENENTECH a plan within [*] after the end of such Agreement Quarter as to how the INTEGRILIN PARTNERS will correct such deficiency by the end of the immediately succeeding Agreement Quarter. If such deficiency is not cured by the end of the immediately succeeding Agreement Quarter (i.e., such that the average daily number of representatives for the Agreement Quarter of such deficiency and the immediately following Agreement Quarter do not exceed on an average daily basis [*] of the [*] required to be maintained by the INTEGRILIN PARTNERS in the INTEGRILIN Sales Force), and if GENENTECH does not have an uncured breach under Section 4.8.3.1, then, for sake of clarity and avoidance of doubt, the INTEGRILIN PARTNERS shall be deemed to have materially breached this Agreement and GENENTECH shall be entitled to terminate this Agreement upon [*] written notice given at any time within the [*] period after GENENTECH has learned of such deficiency in writing from the INTEGRILIN PARTNERS.

                    4.8.1.2   Sales Force Tracking. In order to enforce the
                              --------------------
provisions of Section 4.8.1.1, within [*] of the end of each month during the Co-promotion Term, the INTEGRILIN PARTNERS shall deliver to GENENTECH, through the JPT, a report specifying the number of INTEGRILIN Sales Force Personnel that were in the field to promote the Products on the last day of such month.



[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      16.

          4.8.2   Provisions Applicable to the INTEGRILIN Sales Force Personnel.
                  -------------------------------------------------------------
The following shall apply to all the INTEGRILIN Sales force Personnel:

                  4.8.2.1  Noncompliance by Representative.  In the event that
                           -------------------------------
information comes to GENENTECH's attention such that GENENTECH has a reasonable basis for believing that any INTEGRILIN Sales Force Personnel may have (i) violated any applicable Laws, or (ii) failed to [*] comply with this Agreement, GENENTECH shall have the right to request the INTEGRILIN PARTNERS [*] in addition to any other rights or remedies available to GENENTECH under this Agreement, at law or in equity. The INTEGRILIN PARTNERS shall promptly use Diligent Efforts to evaluate and, if needed, resolve such issue in accordance with its policies or as it may otherwise deem appropriate. The INTEGRILIN PARTNERS shall keep GENENTECH informed of the progress of, and information learned during, its evaluation, and shall provide GENENTECH with a reasonably detailed written report summarizing any steps taken toward resolution of the matter within [*] after same.

                  4.8.2.2  No Participation in GENENTECH Benefit Plans. The
                           -------------------------------------------
INTEGRILIN PARTNERS acknowledge and agree that all the INTEGRILIN Sales Force Personnel are not, and are not intended to be or be treated as, employees of GENENTECH or any of its Affiliates, and that such individuals are not, and are not intended to be, eligible to participate in any benefits programs or in any "employee benefit plans", as such term is defined in section 3(3) of ERISA, that are sponsored by GENENTECH or any of its Affiliates or that are offered from time to time by GENENTECH or its Affiliates to their own employees (the "GENENTECH Benefit Plans"). All matters of compensation, benefits and other terms of employment for any such personnel shall be solely a matter between the employing INTEGRILIN PARTNER and such individual. The employing INTEGRILIN PARTNER shall be solely responsible and liable for the payment of all compensation and benefits under any such employee benefit plan to its Sales Force Personnel.

          GENENTECH shall not be responsible to the INTEGRILIN PARTNERS or to their Sales Force Personnel used by it to promote or detail the Products for any compensation, expense reimbursements or benefits (including, without limitation, vacation and holiday remuneration, healthcare coverage or insurance, life insurance, pension or profit-sharing benefits and disability benefits), payroll-related taxes or withholdings, or any governmental charges or benefits (including without limitation unemployment and disability insurance contributions or benefits and workmen' compensation contributions or benefits) that may be imposed upon or be related to the performance by the INTEGRILIN PARTNERS and their Sales Force Personnel of their obligations under this Agreement, all of which shall be the sole responsibility of the INTEGRILIN PARTNERS, even if it is subsequently determined by any court, the IRS or any other governmental agency that such individual may be a common law employee of GENENTECH or any of its Affiliates.

                  4.8.2.3  INTEGRILIN PARTNER Responsibility for Acts and
                           ----------------------------------------------
Omissions of its Personnel. The employing INTEGRILIN PARTNER shall be solely
--------------------------
responsible for its acts and omissions and for those acts or omissions of its Sales Force Personnel while performing any of the services to be provided by the INTEGRILIN PARTNERS under this Agreement.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      17.

          4.8.2.4   Sole Responsibility for Disciplinary Actions of Employees.
                    ---------------------------------------------------------
The employing INTEGRILIN PARTNER shall be solely responsible and liable for all probationary and termination actions taken by it, as well as for the formulation, content, and for the dissemination (including content) of all employment policies and rules (including written probationary and termination policies) applicable to its employees.

          4.8.2.5   Reassignment/Non-solicitation.
                    ------------------------------

                      4.8.2.5.1 COR will not, without the written consent of GENENTECH, reassign in any Agreement Year [*], to other sales forces of COR or the INTEGRILIN PARTNERS during the Co-promotion Term. GENENTECH and its Affiliates shall not [*] (either directly or through recruiters) for employment the INTEGRILIN PARTNERS' or their Affiliates' [*] directly involved in the performance of the INTEGRILIN PARTNERS' obligations under this Agreement.

                      4.8.2.5.2 SCHERING will not, without the written consent of GENENTECH, reassign in any Agreement Year more than [*] to other sales forces of SCHERING or the INTEGRILIN Partners during the Co-promotion Term. GENENTECH and its Affiliates shall not [*] (either directly or through recruiters) for employment the INTEGRILIN PARTNERS' or their Affiliates' [*] directly involved in the performance of the INTEGRILIN PARTNERS' obligations under this Agreement.

          4.8.2.6   Indemnification for Employee Reclassification.

                      4.8.2.6.1 The employing INTEGRILIN PARTNER will indemnify, defend, and hold harmless the other Parties and their respective Affiliates, and their directors, employees and agents (collectively, the "GENENTECH Indemnitees") from and against any damages, liability, loss and costs that may be paid or payable by any such GENENTECH Indemnitee resulting from or in connection with any claim or other cause of action asserted by any of the employing INTEGRILIN PARTNER's Sales Force Personnel, or by any Third Party (including without limitation federal, state or local governmental authorities) arising out of the execution and/or performance of this Agreement that is based on or with respect to:

                                 4.8.2.6.1.1. costs, damages and losses that the
other Party or its Affiliates may incur resulting from any claims for benefits that any of the employing INTEGRILIN PARTNER's Sales Force Personnel may make under or with respect to any Benefit Plan of the GENENTECH Indemnitees; and

                                 4.8.2.6.1.2. any payment or obligation to make
a payment to any of the employing INTEGRILIN PARTNER's Sales Force Personnel relating in any way to any compensation, benefits of any type under any employee benefit plan (as such term is defined in Section 3(3) of ERISA), and any other bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar fringe or employee benefit plans, programs or arrangements that may be sponsored at any time by the

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      18.

GENENTECH Indemnitees or any of their Affiliates or by the employing INTEGRILIN PARTNER or any of its Affiliates, even if it is subsequently determined by any court, the IRS or any other governmental agency that any the employing INTEGRILIN PARTNER's Sales Force Personnel may be a common law employee of the GENENTECH Indemnitees; and

                                          4.8.2.6.1.3. the payment or
withholding of any contributions, payroll taxes, or any other payroll-related item by or on behalf of the employing INTEGRILIN PARTNER or any of its Sales Force Personnel with respect to which the employing INTEGRILIN PARTNER or any of its Sales Force Personnel may be responsible hereunder or pursuant to applicable law to pay, make, collect, withhold or contribute, even if it is subsequently determined by any court, the IRS or by any other governmental agency that any such Sales Force Personnel may be a common law employee of the GENENTECH Indemnitees or any of its Affiliates; and

                                          4.8.2.6.1.4. failure of the employing
INTEGRILIN PARTNER to withhold or pay required taxes or failure to file required forms with regard to compensation and benefits paid or extended by the employing INTEGRILIN PARTNER to its Sales Force Personnel.

                              4.8.2.6.2   Notwithstanding anything to the
contrary in Section 4.8.2.6.1 above, the employing INTEGRILIN PARTNER shall have no liability to any GENENTECH Indemnitee to the extent attributable to any discriminatory, harassing or retaliatory acts of any GENENTECH Indemnitee, or any tortious acts (including without limitation acts constituting assault, battery or defamation) by any GENENTECH Indemnitee with respect to any the employing INTEGRILIN PARTNER's Sales Force Personnel.

                              4.8.2.6.3   Nothing contained in this Section
4.8.2 is intended to affect or limit any Performance Compensation payable by GENENTECH to the INTEGRILIN PARTNERS for the services rendered by the INTEGRILIN PARTNERS pursuant to this Agreement.

          4.8.3  GENENTECH Sales Force.
                 ---------------------

                 4.8.3.1  GENENTECH Sales Force Composition. GENENTECH will use
                          ---------------------------------
Diligent Efforts to deploy, on an average daily basis for each Agreement Quarter in each Agreement Year, a sales force of [*] trained GENENTECH representatives [*] in the field to promote the Products to hospital-based physicians hereof (the "GENENTECH Sales Force"). These representatives will be [*]. GENENTECH will treat its Sales Force Personnel as employees of GENENTECH for all purposes, including, but not limited to federal, state and local tax and employment.

          In the event that GENENTECH fails on an average daily basis for a given Agreement Quarter to meet its obligation to maintain [*] of its one hundred sixty-five (165) trained [*] in the GENENTECH Sales Force, it shall present to the INTEGRILIN PARTNERS a plan within [*] after the end of such Agreement Quarter as to how GENENTECH will correct

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      19.

such deficiency by the end of the immediately succeeding Agreement Quarter, except as such period may be extended pursuant to the last sentence of this paragraph. If such deficiency is not cured by the end of the immediately succeeding Agreement Quarter (i.e., such that the average daily number of representatives for the Agreement Quarter of such deficiency and the immediately following Agreement Quarter do not exceed on an average daily basis [*] of the representatives required to be maintained by GENENTECH in the GENENTECH Sales Force), and if the INTEGRILIN PARTNERS do not have an uncured breach under
Section 4.8.1.1, then, for sake of clarity and avoidance of doubt, GENENTECH shall be deemed to have materially breached this Agreement and the INTEGRILIN PARTNERS shall be entitled to terminate this Agreement upon [*] written notice given at any time within the [*] period after the INTEGRILIN PARTNERS has learned of such deficiency in writing from GENENTECH.

                 4.8.3.2   Sales Force Tracking. In order to enforce the
                           --------------------
provisions of Section 4.8.3.1, within [*] of the end of each month during the Co-promotion Term, GENENTECH shall deliver to the INTEGRILIN PARTNERS, through the JPT, a report specifying the number of GENENTECH Sales Force Personnel that were in the field to promote the Products on the last day of such month.

          4.8.4  Provisions Applicable to the GENENTECH Sales Force Personnel.
                 ------------------------------------------------------------
The following shall apply to all GENENTECH Sales Force Personnel:

                 4.8.4.1   Noncompliance by Representative.  In the event that
                           -------------------------------
information comes to an INTEGRILIN PARTNERS' attention such that the INTEGRILIN PARTNER has a reasonable basis for believing that any GENENTECH Sales Force Personnel may have (i) violated any applicable Laws, or (ii) failed to [*] comply with this Agreement, the INTEGRILIN PARTNER shall have the right to request GENENTECH immediately to address the performance of such individual(s), in addition to any other rights or remedies available to the INTEGRILIN PARTNERS under this Agreement, at law or in equity. GENENTECH shall promptly use Diligent Efforts to evaluate and, if needed, resolve such issue in accordance with GENENTECH policies or as it may otherwise deem appropriate. GENENTECH shall keep the INTEGRILIN PARTNERS informed of the progress of, and information learned during, its evaluation, and shall provide the INTEGRILIN PARTNERS with a reasonably detailed written report summarizing any steps taken toward resolution of the matter within [*] after same.

                 4.8.4.2   No Participation in the INTEGRILIN PARTNERS' Benefit
                           ----------------------------------------------------
Plans. GENENTECH acknowledges and agrees that all GENENTECH Sales Force
-----
Personnel are not, and are not intended to be or be treated as, employees of either INTEGRILIN PARTNER or any of its Affiliates, and that such individuals are not, and are not intended to be, eligible to participate in any benefits programs or in any "employee benefit plans", as such term is defined in section 3(3) of ERISA, that are sponsored by either INTEGRILIN PARTNER or any of its Affiliates or that are offered from time to time by either INTEGRILIN PARTNER or its Affiliates to their own employees (the "INTEGRILIN PARTNERS Benefit Plans"). All matters of compensation, benefits and other terms of employment for any such personnel shall be solely a matter between GENENTECH and such individual. GENENTECH shall be solely responsible

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      20.

and liable for the payment of all compensation and benefits under any such employee benefit plan to its Sales Force Personnel.

          The INTEGRILIN PARTNERS shall not be responsible to GENENTECH or to its Sales Force Personnel used by it to promote or detail the Products for any compensation, expense reimbursements or benefits (including, without limitation, vacation and holiday remuneration, healthcare coverage or insurance, life insurance, pension or profit-sharing benefits and disability benefits), payroll-related taxes or withholdings, or any governmental charges or benefits (including without limitation unemployment and disability insurance contributions or benefits and workmen' compensation contributions or benefits) that may be imposed upon or be related to the performance by GENENTECH and its Sales Force Personnel of its obligations under this Agreement, all of which shall be the sole responsibility of GENENTECH, even if it is subsequently determined by any court, the IRS or any other governmental agency that such individual may be a common law employee of an INTEGRILIN PARTNERS or any of its Affiliates .

               4.8.4.3   GENENTECH Responsibility for Acts and Omissions of its
                         ------------------------------------------------------
Personnel.  GENENTECH shall be solely responsible for its acts and omissions and
---------
for those acts or omissions of its Sales Force Personnel while performing any of the services to be provided by GENENTECH under this Agreement.

               4.8.4.4   GENENTECH Sole Responsibility for Disciplinary Actions
                         -------------------------------------------------------
of Its Employees.  GENENTECH shall be solely responsible and liable for all
----------------
probationary and termination actions taken by it, as well as for the formulation, content, and for the dissemination (including content) of all employment policies and rules (including written probationary and termination policies) applicable to its employees.

               4.8.4.5   Reassignment/Nonsolicitation.  GENENTECH will not,
                         ----------------------------
without the written consent of the INTEGRILIN PARTNERS, reassign in any Agreement Year [*] to other GENENTECH sales forces During the Co-promotion Term. Neither COR nor SCHERING or its Affiliates shall [*] (either directly or through recruiters) for employment GENENTECH's or its Affiliates' [*] directly involved in the performance of GENENTECH's obligations under this Agreement.

               4.8.4.6   Indemnification for Employee Reclassification.
                         ---------------------------------------------

                              4.8.4.6.1  GENENTECH will indemnify, defend, and
hold harmless each INTEGRILIN PARTNER and its Affiliates, and its and their directors, employees and agents (collectively, the "INTEGRILIN PARTNERS Indemnitees") from and against any damages, liability, loss and costs that may be paid or payable by any such INTEGRILIN PARTNERS Indemnitee resulting from or in connection with any claim or other cause of action asserted by any GENENTECH Sales Force Personnel, or by any Third Party (including without limitation federal, state or local governmental authorities) arising out of the execution and/or performance of this Agreement that is based on or with respect to:


[*]=Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
                                      21.

                              4.8.4.6.1.1.  costs, damages and losses that the
INTEGRILIN PARTNER or its Affiliates may incur resulting from any claims for benefits that any GENENTECH Sales Force Personnel may make under or with respect to the INTEGRILIN PARTNER's Benefit Plan; and

                              4.8.4.6.1.2.  any payment or obligation to make a
payment to any GENENTECH Sales Force Personnel relating in any way to any compensation, benefits of any type under any employee benefit plan (as such term is defined in Section 3(3) of ERISA), and any other bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement, severance and other similar fringe or employee benefit plans, programs or arrangements that may be sponsored at any time by GENENTECH or any of its Affiliates or by the INTEGRILIN PARTNER or any of its Affiliates, even if it is subsequently determined by any court, the IRS or any other governmental agency that any GENENTECH Sales Force Personnel may be a common law employee of the INTEGRILIN PARTNER or any of its Affiliates; and

                              4.8.4.6.1.3.  the payment or withholding of any
contributions, payroll taxes, or any other payroll-related item by or on behalf of GENENTECH or any of its Sales Force Personnel with respect to which GENENTECH or any of its Sales Force Personnel may be responsible hereunder or pursuant to applicable law to pay, make, collect, withhold or contribute, even if it is subsequently determined by any court, the IRS or by any other governmental agency that any such GENENTECH Sales Force Personnel may be a common law employee of the INTEGRILIN PARTNER or any of its Affiliates; and

                              4.8.4.6.1.4.  failure of GENENTECH to withhold or
pay required taxes or failure to file required forms with regard to compensation and benefits paid or extended by GENENTECH to its Sales Force Personnel.

               4.8.4.6.2      Notwithstanding anything to the contrary in
Section 4.8.4.6.1, GENENTECH shall have no liability to any INTEGRILIN PARTNERS Indemnitee to the extent attributable to any discriminatory, harassing or retaliatory acts of the INTEGRILIN PARTNERS or any INTEGRILIN PARTNERS Indemnitee, or any tortious acts (including without limitation acts constituting assault, battery or defamation) by the INTEGRILIN PARTNERS or any INTEGRILIN PARTNERS Indemnitee, with respect to any GENENTECH Sales Force Personnel.

               4.8.4.6.3 Nothing contained in this Section 4.8.4 is intended to affect or limit any Performance Compensation payable by the INTEGRILIN PARTNERS to GENENTECH for the services rendered by GENENTECH pursuant to this Agreement.

     4.9  Promotional and Advertising Responsibilities.
          --------------------------------------------

          4.9.1  Overall Responsibility.  All advertising and promotional
                 ----------------------
materials and literature to be used by the Parties in the Territory in connection with the promotion of the GENENTECH Products in the field shall be developed and provided to the INTEGRILIN


[*]=Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      22.

PARTNERS or approved by GENENTECH, and the INTEGRILIN PARTNERS shall use only those materials and literature provided or approved by GENENTECH in the Promotion of the GENENTECH Products by them. All advertising and promotional materials and literature to be used by the Parties in the Territory in connection with the promotion of the INTEGRILIN Products in the field shall be developed and provided to GENENTECH or approved by the INTEGRILIN PARTNERS, and GENENTECH shall use only those materials and literature provided or approved by the INTEGRILIN PARTNERS in the Promotion of the INTEGRILIN Products by it.

     4.9.2     Duties of the INTEGRILIN PARTNERS.  During the Co-promotion Term:
               ---------------------------------

               4.9.2.1 the INTEGRILIN PARTNERS agree to instruct the INTEGRILIN Sales Force Personnel to use, and to use Diligent Efforts to monitor the INTEGRILIN Sales Force Personnel to ensure that such Sales Force Personnel use, only promotional materials, and literature provided or approved by GENENTECH under this Agreement for the promotion of the GENENTECH Products in the Territory.

               4.9.2.2 All materials and literature supplied by GENENTECH and promoting the GENENTECH Products which are not used during the Co-promotion Term and are in the INTEGRILIN PARTNERS' possession at the end of the Co-promotion Term shall be returned to GENENTECH as soon as reasonably practicable after the expiration or termination of the Co-promotion Term, to a site designated by GENENTECH, at [*] expense. All materials and literature prepared by the INTEGRILIN PARTNERS and promoting the GENENTECH Products which are not used during the Co-promotion Term and are in the INTEGRILIN PARTNERS's possession at the end of the Co-promotion Term shall be destroyed by the INTEGRILIN PARTNERS and shall not be used by them for any purpose after the end of the Co-promotion Term.

               4.9.2.3 Any promotional material and promotional literature supplied by GENENTECH shall not be misbranded, changed, altered or adulterated prior to their distribution or use by the INTEGRILIN PARTNERS or its Sales Force Personnel; and

               4.9.2.4 the INTEGRILIN PARTNERS will instruct the INTEGRILIN Sales Force Personnel to, and will use Diligent Efforts to monitor the INTEGRILIN Sales Force Personnel so that such personnel do:

                        4.9.2.4.1 limit claims of efficacy and safety for GENENTECH Products in the Territory to those that are consistent with GENENTECH's approved promotional claims and that are consistent in all material respects with the FDA-approved prescribing information for the GENENTECH Products in the Territory and with applicable Law;

                        4.9.2.4.2 not add, delete or modify claims of efficacy and safety in the Promotion of the GENENTECH Products under this Agreement in any respect from those claims of efficacy and safety that are approved by GENENTECH and in any manner that

[*]=Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      23.

would be inconsistent in any material respect with the FDA-approved prescribing information and with applicable Law;

                         4.9.2.4.3  not make any changes in promotional
materials and literature provided by GENENTECH;

                         4.9.2.4.4  use promotional materials and literature
only in furtherance of this Agreement;

                         4.9.2.4.5  promote the GENENTECH Products under this
Agreement in adherence to applicable legal requirements, as well as the American Medical Association Gifts to Physicians From Industry Guidelines; and

                         4.9.2.4.6  assist in obtaining hospital formulary
acceptance for the GENENTECH Products and promote the GENENTECH Products to hospital-based physicians in accordance with the terms of this Agreement.

               4.9.2.5 The INTEGRILIN PARTNERS will use Diligent Efforts to ensure that promotional and education materials and literature developed or used by it or its Affiliates for the INTEGRILIN Products in the Territory during the Co-promotion Term, and all INTEGRILIN Product advertising in the Territory during the Co-promotion Term (whether in print, radio, television, Internet, or otherwise) developed or used by it or its Affiliates, comply in all material respects with the FDA-approved labeling for the INTEGRILIN Products and with applicable Law. All promotional and educational materials and literature developed and provided by the INTEGRILIN PARTNERS shall be of a nature and quality that are consistent with materials and literature for the other key products of the INTEGRILIN PARTNERS and shall be provided on a timely basis as needed by each Party in the Territory. The quantity of promotional and educational materials and literature provided to GENENTECH by the INTEGRILIN PARTNERS shall be determined in good faith by the Parties taking into account the level of sales and sales force effort to be generated.

               4.9.2.6 The INTEGRILIN PARTNERS shall [*] to [*] of the GENENTECH Products [*] by the INTEGRILIN PARTNERS.

               4.9.2.7 Market Research Data.  During the Co-promotion Term, the
                       --------------------
INTEGRILIN PARTNERS shall provide GENENTECH with [*] for the INTEGRILIN Products, reasonably promptly if and after the same are made available to the INTEGRILIN PARTNERS and so long as the INTEGRILIN PARTNERS have the lawful right to provide same; provided, that GENENTECH shall distribute such information
                 --------
within GENENTECH only to such individuals as are necessary for GENENTECH to perform its obligations under this Agreement, and GENENTECH shall hold such information in confidence until made publicly available by the INTEGRILIN PARTNERS or by the Third Party source providing same, and shall have [*] by such Third Party with respect to such disclosure of such information to GENENTECH.

         4.9.3 GENENTECH Duties.  During the Co-promotion Term:
               ----------------

[*]=Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      24.

          4.9.3.1 GENENTECH agrees to instruct its Sales Force Personnel to use, and to use Diligent Efforts to monitor its Sales Force Personnel to ensure that such personnel use, only promotional materials and literature provided or approved by the INTEGRILIN PARTNERS under this Agreement for the promotion of the INTEGRILIN Products in the Territory.

          4.9.3.2 All materials and literature supplied by the INTEGRILIN PARTNERS and promoting the INTEGRILIN Products which are not used during the Co-promotion Term and are in GENENTECH's possession at the end of the Co-promotion Term shall be returned to the INTEGRILIN PARTNERS as soon as reasonably practicable after the expiration or termination of the Co-promotion Term, to a site designated by the INTEGRILIN PARTNERS, [*] All materials and literature prepared by GENENTECH and promoting the INTEGRILIN Products which are not used during the Co-promotion Term and are in GENENTECH's possession at the end of the Co-promotion Term shall be destroyed by GENENTECH and shall not be used by it for any purpose after the end of the Co-promotion Term.

          4.9.3.3 Any promotional material and promotional literature used by GENENTECH shall not be misbranded, changed, altered or adulterated prior to their distribution or use by GENENTECH or its Sales Force Personnel; and

          4.9.3.4 GENENTECH will instruct its sales force to, and will use Diligent Efforts to monitor its Sales Force Personnel so that such personnel do:

                       4.9.3.4.1 limit claims of efficacy and safety for INTEGRILIN Products in the Territory to those that are consistent with promotional claims approved by the INTEGRILIN PARTNERS and that are consistent in all material respects with the FDA-approved prescribing information for the INTEGRILIN Products in the Territory and with applicable Law;

                       4.9.3.4.2 not add, delete or modify claims of efficacy and safety in the Promotion of the INTEGRILIN Products under this Agreement in any material respect from those claims of efficacy and safety would be inconsistent in any material respect with the FDA-approved prescribing information and with applicable Law;

                       4.9.3.4.3 not make any changes in promotional materials and literature provided by the INTEGRILIN PARTNERS;

                       4.9.3.4.4 use promotional materials and literature only in furtherance of this Agreement;

                       4.9.3.4.5 promote the INTEGRILIN Products under this Agreement in adherence in all material respects to applicable legal requirements, as well as the American Medical Association Gifts to Physicians From Industry Guidelines; and


[*]=Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      25.

                         4.9.3.4.6  assist in obtaining hospital formulary
acceptance for the INTEGRILIN Products and promote the INTEGRILIN Products to hospital-based physicians in accordance with the terms of this Agreement.

            4.9.3.5 GENENTECH will use Diligent Efforts to ensure that promotional and education materials and literature developed or used by it or its Affiliates for the GENENTECH Products in the Territory during the Co-promotion Term, and all GENENTECH Product advertising in the Territory during the Co-promotion Term (whether in print, radio, television, Internet, or otherwise) developed or used by it or its Affiliates, comply in all material respects with the FDA-approved labeling for the GENENTECH Products and with applicable Law. All promotional and educational materials and literature developed and provided by GENENTECH shall be of a nature and quality that are consistent with GENENTECH's materials and literature for its other key products and shall be provided on a timely basis as needed by each Party in the Territory. The quantity of promotional and educational materials and literature provided to the INTEGRILIN PARTNERS by GENENTECH shall be determined in good faith by the Parties taking into account the level of sales and sales force effort to be generated.

            4.9.3.6 GENENTECH shall [*] to [*] of the INTEGRILIN Products [*] by GENENTECH.

            4.9.3.7  Market Research Data.  During the Co-promotion Term,
                     --------------------
GENENTECH shall provide the INTEGRILIN PARTNERS with access to [*] for the GENENTECH Products, reasonably promptly if and after the same are made available to GENENTECH and so long as GENENTECH has the lawful right to provide same; provided, that the INTEGRILIN PARTNERS shall distribute such information within
--------
the INTEGRILIN PARTNERS only to such individuals as are necessary for the INTEGRILIN PARTNERS to perform their obligations under this Agreement, and the INTEGRILIN PARTNERS shall hold such information in confidence until made publicly available by GENENTECH or by the Third Party source providing same, and shall have [*] such Third Party with respect to such disclosure of such information to the INTEGRILIN PARTNERS.

     4.9.4  Responsibility for Costs.  Subject to Section 7.2 hereof,
            ------------------------
each Party shall [*] and [*] for [*] and [*].

     4.9.5  Approval of Product Positioning Messages.   All written, electronic
            ----------------------------------------
and visual communications provided by a Party to a majority of the INTEGRILIN Sales Force Personnel and GENENTECH Sales Force Personnel, respectively, for use by such personnel regarding Product strategy, positioning or selling messages will be [*]; provided, that a message, once [*], need not be [*] prior to its
             --------
re-use unless the Product labeling applicable to such message has been changed since such prior approval date. All Product direction to the GENENTECH Sales Force shall be made by GENENTECH. All Product direction to the INTEGRILIN Sales Force shall be made by the INTEGRILIN PARTNERS.

[*]=Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      26.

     4.10    Medical Education Programs.  Medical education programs for the
             --------------------------
Products in the Territory shall be coordinated by the Parties. Each Party shall [*] to [*] medical education programs and symposia for the Products [*] by all the Parties.

     4.11    Clinical Trials.
             ---------------

             4.11.1 The Parties are contemplating conducting a Phase [*] clinical trial combining [*] with [*] for the [*] (the "[*] Trial").

             4.11.2 In the event that the Parties have enrolled patients by [*] in the [*], GENENTECH will not, and will cause [*], to [*] or [*] (including [*] or [*] or other forms of [*]) for [*] combining a [*]) with [*] where the primary endpoint is a clinical outcome in patients [*], until the earlier of the date on which the [*] or [*] after the end of the Co-promotion Term. Notwithstanding the foregoing, in the event that patients are not enrolled in the [*] Trial by [*] for reasons [*] of the [*] then the prohibitions on GENENTECH's rights to conduct trials set forth herein shall be [*].

             4.11.3 During the Co-promotion Term, GENENTECH will not, and will cause its Affiliates not to, [*] or [*] (including [*] or [*] or other forms of [*]) for [*] combining a [*]) with [*] unless the Parties determine in good faith that the results of the [*] do not [*] of the combination of [*].

             4.11.4 During the Co-promotion Term, GENENTECH will not, and will cause its Affiliates not to, [*] or [*] (including [*] or [*] or other forms of [*]) for any [*] conducted on [*] which combines a [*] and [*] without [*] the INTEGRILIN PARTNERS [*] in such trial [*].

             4.11.5 During the Co-promotion Term, the INTEGRILIN PARTNERS will not, and will cause their Affiliates not to, [*] or [*] (including [*] or [*] or other forms of [*]) for any [*] combining [*] with any [*] (other than [*]) unless the Parties determine in good faith that the results of the [*] Trial do not [*] of the combination of [*].

             4.11.6 During the Co-promotion Term, the INTEGRILIN PARTNERS will not, and will cause their Affiliates not to, [*] or [*] (including [*] or [*] or other forms of [*]) for any [*] conducted on [*] which combines [*] (other than [*]) without [*] GENENTECH [*] in such trial [*]

             4.11.7 Nothing in this Section 4.11 shall preclude [*] from completing [*] set forth in [*], or [*] from completing [*] set forth in [*].

             4.11.8 The Parties acknowledge that [*], or [*], shall sponsor and fund any clinical studies initiated during the Co-promotion Term by the INTEGRILIN PARTNERS or GENENTECH which combine [*], including the [*] Trial, and that [*] shall provide [*] and Clinical Supplies for all patients enrolled in such studies at [*]; provided, however, that [*] shall [*], and [*] shall not be [*] for, any clinical study that includes the use of [*] at a dose [*] of that contained in the product inserts for [*]. The Parties acknowledge it is their intention to use the

[*]=Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      27.

Clinical Research Collaboration Agreement dated as of November 5, 1999 among Genentech, COR and Schering Corporation, where applicable, as a model for contracts for any clinical studies initiated by the INTEGRILIN PARTNERS or GENENTECH which combine [*].

          4.11.9    Protocol of [*] Trial.  [*] shall have the right to review
                    ---------------------
and provide comments regarding the trial protocols for the [*] Trial or other trial contemplated by Section 4.11.8, and the [*] agree to consider such comments in good faith. In addition, [*] agree that [*] not implement any trial protocol for the [*] or other trial contemplated by Section 4.11.8 that includes the use of [*] at a dose [*] of that contained in the product inserts for [*].

          4.11.10   Trial Results.  Each Party shall provide the other Parties
                    -------------
with the right to review any contents of public disclosures, prepared by or otherwise under the control of such Party, to the extent that they are contractually permitted to do so, regarding the results of [*] pursuant to this
Section 4.11. Each Party shall consider in good faith incorporating any comments or amendments that the other Parties propose to such contents.

     4.12 Bonus Structure of the INTEGRILIN PARTNERS Sales Force Personnel.
          ----------------------------------------------------------------
During the Co-promotion Term, a portion of the Target Bonus for each member of the INTEGRILIN Sales Force shall be based on market performance of the GENENTECH Products (the "GENENTECH Product Percentage"). During the first Agreement Year, the GENENTECH Product Percentage shall be [*] of the total Target Bonus for each member of the INTEGRILIN Sales Force. During the second Agreement Year, the GENENTECH Product Percentage shall be [*] of the total Target Bonus for each member of the INTEGRILIN Sales Force. The Target Bonus structure for the INTEGRILIN Sales Force Personnel shall be consistent with the Target Bonus structure historically in effect for the INTEGRILIN PARTNERS in connection with the promotion and sale of a product. The INTEGRILIN PARTNERS shall provide to GENENTECH sufficient details on the Target Bonus and benefits expected to be provided to the INTEGRILIN Sales Force Personnel upon the Effective Date and annually thereafter, so that GENENTECH may make a reasonable determination of the compliance of the INTEGRILIN PARTNERS with their obligations under this Section. In the event that GENENTECH is concerned that the GENENTECH Product Percentage does not meet the above requirements, then the Parties will promptly discuss the issue in a good faith attempt to help resolve any of the perceived noncompliance. Subject to the foregoing, the INTEGRILIN PARTNERS shall retain final control over all decisions relating to compensation and bonuses for their respective Sales Force Personnel.

     4.13 Bonus Structure of the GENENTECH Sales Force Personnel. During the Co-
          ------------------------------------------------------
promotion Term, a portion of the Target Bonus for each member of the GENENTECH Sales Force shall be based on market performance of the INTEGRILIN Products (the "INTEGRILIN Product Percentage"). During the first Agreement Year the INTEGRILIN Product Percentage shall be [*] of the Target Bonus for each member of the GENENTECH Sales Force. During the second Agreement Year the INTEGRILIN Product Percentage shall be [*] of the Target Bonus for each member of the GENENTECH Sales Force. The Target Bonus structure for GENENTECH's Sales Force Personnel shall be consistent with the Target Bonus structure historically in effect for GENENTECH in connection with the promotion and sale of a product.

[*]=Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      28.

GENENTECH shall provide to the INTEGRILIN PARTNERS sufficient details on the Target Bonus and benefits expected to be provided to the GENENTECH Sales Force Personnel upon the Effective Date and on the first anniversary thereof, so that the INTEGRILIN PARTNERS may make a reasonable determination of the compliance of GENENTECH with their obligations under this Section. In the event that the INTEGRILIN PARTNERS are concerned that the INTEGRILIN Product Percentage does not meet the above requirements, then the Parties will promptly discuss the issue in a good faith attempt to help resolve any of the perceived noncompliance. Subject to the foregoing, GENENTECH shall retain final control over all decisions relating to compensation and bonuses for their respective Sales Force Personnel.

     4.14  Management of Sales Force Personnel.  During the Co-promotion Term,
           -----------------------------------
each of the Parties shall ensure that the management of its Sales Force Personnel shall reflect a diligent commitment to the Promotion of the Products in accordance with its obligations hereunder.

     4.15  Management of the Collaboration Between Genentech and the Integrilin
           --------------------------------------------------------------------
Partners.
--------

           4.15.1  Formation of Joint Project Team.  (a)  Within thirty (30)
                   -------------------------------
days of the Effective Date, the Parties shall establish a joint project team (the "Joint Project Team" or "JPT") to coordinate and implement all activities for the commercialization of the Products pursuant to, and as contemplated by, this Agreement.

                   4.15.1.1 Each Party shall appoint a sufficient number of authorized representatives (but no more than [*], unless otherwise determined by the JPT), as members of the JPT respectively and notify the other Parties as to the name of the individuals so appointed. Such representatives will include individuals with expertise and responsibilities in the areas of clinical affairs, marketing and sales, as applicable to the stage of development and commercialization of the Product. Each party may replace its representatives at any time, upon written notice to the other party. The JPT shall meet at regular intervals, but no less than once per calendar quarter, at times and locations to be agreed upon by the members of the JPT. In addition, the members of the JPT from each Party shall designate two senior officers from their respective organizations who are not members of the JPT, and who have sufficient cross-functional expertise, and are empowered, to resolve disputes that may occur within the JPT.

                   4.15.1.2 The Joint Project Team shall make all respective decisions by consensus, with [*]. In the event the JPT is unable to reach a decision by consensus, the matter(s) in dispute shall be referred to the designees appointed pursuant to the last sentence of Section 4.15.1.1 above for decision. Notwithstanding the foregoing, nothing in this Section 4.15 shall alter the rights, responsibilities or authority of any Party that are expressly provided for elsewhere in this Agreement, and issues falling within such express grants of authority shall not be subject to the dispute resolution provisions of this Agreement.

Article 5.  Product Pricing; Revenue Recognition; Manufacturing.
            ----------------------------------------------------

     5.1    Product Pricing.  (a) GENENTECH shall have the sole right and
            ---------------
responsibility for establishing and modifying the terms and conditions with respect to the sale of the

[*]=Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      29.

GENENTECH Products in the Territory, including any terms and conditions relating to or affecting the price at which GENENTECH Products will be sold; any discount attributable to payments on receivables; distribution of GENENTECH Products; credit, price adjustments, discounts and allowances to be granted or refused; and price increases or decreases and the timing thereof. GENENTECH has sole authority and discretion to implement pricing changes. GENENTECH shall notify the INTEGRILIN PARTNERS in writing of such changes at the same time as GENENTECH notifies its own sales force representatives.

          (b) The INTEGRILIN PARTNERS shall have the sole right and responsibility for establishing and modifying the terms and conditions with respect to the sale of the INTEGRILIN Products in the Territory, including any terms and conditions relating to or affecting the price at which INTEGRILIN Products will be sold; any discount attributable to payments on receivables; distribution of INTEGRILIN Products; credit, price adjustments, discounts and allowances to be granted or refused; and price increases or decreases and the timing thereof. INTEGRILIN Partners have sole authority and discretion to implement pricing changes. INTEGRILIN Partners shall notify GENENTECH in writing of such changes at the same time as INTEGRILIN PARTNERS notify their own sales force representatives.

     5.2  Revenue Recognition.  (a)  GENENTECH will book all sales of the
          -------------------
GENENTECH Products in the Territory. GENENTECH shall be exclusively responsible for accepting and filling purchase orders, billing, and returns with respect to GENENTECH Products. If INTEGRILIN PARTNERS receive an order for GENENTECH Product, they shall promptly transmit such order to GENENTECH for acceptance or rejection, which acceptance or rejection shall be at GENENTECH's sole discretion. GENENTECH shall have the sole responsibility, at its sole cost and expense, for GENENTECH Product shipping, distribution and warehousing in a timely manner, for the invoicing and billing of purchasers of the GENENTECH Products, for order confirmation (if any) in accordance with GENENTECH's customary practices, and for the collection of receivables resulting from sales of the GENENTECH Products.

          (b) The INTEGRILIN PARTNERS will book all sales of the INTEGRILIN Products in the Territory. The INTEGRILIN PARTNERS shall be exclusively responsible for accepting and filling purchase orders, billing, and returns with respect to INTEGRILIN Products. If GENENTECH receives an order for INTEGRILIN Products, it shall promptly transmit such order to the INTEGRILIN PARTNERS for acceptance or rejection, which acceptance or rejection shall be at the INTEGRILIN PARTNERS' sole discretion. The INTEGRILIN PARTNERS shall have the sole responsibility, at their sole cost and expense, for INTEGRILIN Product shipping, distribution and warehousing in a timely manner, for the invoicing and billing of purchasers of the INTEGRILIN Products, for order confirmation (if any) in accordance with their customary practices, and for the collection of receivables resulting from sales of the INTEGRILIN Products.

     5.3  Supply of GENENTECH Product.
          ----------------------------

          5.3.1 GENENTECH Responsibility. Subject to Article 9, or as otherwise
                ------------------------
expressly provided in this Agreement, GENENTECH shall manufacture, finish, package, label,

[*]=Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      30.

and supply, or cause to be manufactured, finished, labeled, packaged, and supplied, at its sole cost and expense, all requirements for GENENTECH Products in the Territory during the Co-promotion Term. GENENTECH shall be solely responsible at its sole expense for the distribution of GENENTECH Products in the Territory during the term of the Agreement to Third Party purchasers (including without limitation distributors and wholesalers) of the GENENTECH Products.

          5.3.2  Change of Product Specifications and/or Source of Supply.
                 --------------------------------------------------------
GENENTECH shall have the right, at its sole discretion and expense, to change the GENENTECH Products specifications from time to time at any time during the term of this Agreement or if it is required to do so by any Regulatory Authority having jurisdiction over the GENENTECH Products. In the event of any such change, GENENTECH shall be responsible, at its sole cost and expense, for ensuring that any such change is approved by each such applicable Regulatory Authority. If a change requires prior approval by FDA, such change shall not be implemented until such change has been so approved. As between GENENTECH and the INTEGRILIN PARTNERS, GENENTECH shall determine in its sole discretion, and may from time to time change, the source of supply of the GENENTECH Products without the consent of the INTEGRILIN PARTNERS; and GENENTECH shall be responsible for securing all Regulatory Approvals at GENENTECH's expense that may be required to effect such change.

          5.3.3  Product Returns. Any GENENTECH Product or GENENTECH Product-
                 ---------------
related items returned to the INTEGRILIN PARTNERS shall be shipped by the INTEGRILIN PARTNERS to GENENTECH's facility identified by GENENTECH as the point for receiving returned goods, with any reasonable or authorized shipping or other documented direct cost to be paid or reimbursed by GENENTECH to the INTEGRILIN PARTNERS.

          5.3.4  Timely Supply.  GENENTECH will [*] adequate supplies of
                 -------------
GENENTECH Product are available to meet the requirements of Third Party purchasers in the Territory. GENENTECH shall be responsible for [*] for GENENTECH Products, and the INTEGRILIN PARTNERS shall provide input and assistance as reasonably necessary for GENENTECH to do so. The INTEGRILIN PARTNERS shall have the opportunity [*] as necessary to perform their obligations under this Agreement. In addition, in the event that GENENTECH has reason to believe that it may not be able to produce adequate supplies of GENENTECH Product to meet the requirements of Third Party purchasers in the Territory, it shall promptly notify the INTEGRILIN PARTNERS, and the Parties shall discuss in good faith the measures that should be taken to address the shortfall and to allocate available GENENTECH Product fairly among all of the Parties' customers.

     5.4  Supply of INTEGRILIN PRODUCT
          ----------------------------

          5.4.1 INTEGRILIN PARTNERS Responsibility.  Subject to Article 9, or as
                ----------------------------------
otherwise expressly provided in this Agreement, the INTEGRILIN PARTNERS shall manufacture, finish, package, label, and supply, or cause to be manufactured, finished, labeled, packaged, and supplied, at its sole cost and expense, all requirements for INTEGRILIN Products in the Territory during the Co-promotion Term. The INTEGRILIN PARTNERS shall be solely

[*]=Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      31.

responsible at its sole expense for the distribution of INTEGRILIN Products in the Territory during the term of the Agreement to Third Party purchasers (including without limitation distributors and wholesalers) of the INTEGRILIN Products.

     5.4.2     Change of Product Specifications and/or Source of Supply.  The
               --------------------------------------------------------
INTEGRILIN PARTNERS shall have the right, at their sole discretion and expense, to change the INTEGRILIN Products specifications from time to time at any time during the term of this Agreement or if they are required to do so by any Regulatory Authority having jurisdiction over the INTEGRILIN Products. In the event of any such change, the INTEGRILIN PARTNERS shall be responsible, at their sole cost and expense, for ensuring that any such change is approved by each such applicable Regulatory Authority. If a change requires prior approval by FDA, such change shall not be implemented until such change has been so approved. As between GENENTECH and the INTEGRILIN PARTNERS, the INTEGRILIN PARTNERS shall determine in their sole discretion, and may from time to time change, the source of supply of the INTEGRILIN Products without the consent of GENENTECH; and the INTEGRILIN PARTNERS shall be responsible for securing all Regulatory Approvals at their expense that may be required to effect such change.

     5.4.3     Product Returns. Any INTEGRILIN Product or INTEGRILIN Product-
               ---------------
related items returned to GENENTECH shall be shipped by GENENTECH to the INTEGRILIN PARTNERS' facility identified by the INTEGRILIN PARTNERS as the point for receiving returned goods, with any reasonable or authorized shipping or other documented direct cost to be paid or reimbursed by the INTEGRILIN PARTNERS to GENENTECH.

     5.4.4     Timely Supply.  The INTEGRILIN PARTNERS [*] adequate supplies of
               -------------
INTEGRILIN Product are available to meet the requirements of Third Party purchasers in the Territory. The INTEGRILIN PARTNERS shall be responsible for [*] for INTEGRILIN Products, and GENENTECH shall provide input and assistance as reasonably necessary for the INTEGRILIN PARTNERS to do so. GENENTECH shall have the opportunity [*] as necessary to perform its obligations under this Agreement. In addition, in the event that the INTEGRILIN PARTNERS have reason to believe that they may not be able to produce adequate supplies of INTEGRILIN Product to meet the requirements of Third Party purchasers in the Territory, it shall promptly notify GENENTECH, and the Parties shall discuss in good faith the measures that should be taken to address the shortfall and to allocate available INTEGRILIN Product fairly among all of the Parties' customers.

Article 6.  Trademarks and Copyrights.
            -------------------------

      6.1   GENENTECH Trademarks
            --------------------

            6.1.1  Trademark. GENENTECH shall own all rights, title and
                   ---------
interests, and be solely entitled to all goodwill developed, in and to the GENENTECH Trademarks.

            6.1.2  Use of GENENTECH and INTEGRILIN PARTNERS Names on Promotional
                   -------------------------------------------------------------
Material.  All GENENTECH Product promotional materials shall contain the
--------

[*]=Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      32.

GENENTECH name and logo, and where permitted by and in accordance with applicable Law, a reference to the COR and SCHERING company names (and logo) as a co-promotion partner of the GENENTECH Products; provided, that the [*] will
                                                  --------
not [*] until the [*] following the Effective Date.

     6.1.3  Trademark Maintenance.  GENENTECH shall maintain a registration
            ---------------------
for the GENENTECH Trademarks in the Territory at its expense. The GENENTECH Trademarks shall be owned solely by GENENTECH. Except as set forth in Section 6.1.4, this Agreement does not and is not intended to create a grant to the INTEGRILIN PARTNERS of any property right or interest in any trademark of GENENTECH or any of its Affiliates. All promotional materials and advertising for the GENENTECH Products in the Territory will clearly indicate that the GENENTECH Trademarks are owned by GENENTECH or its Affiliates.

     6.1.4  Use of GENENTECH Trademark by the INTEGRILIN PARTNERS.  GENENTECH
            -----------------------------------------------------
and its Affiliates consent to the use by the INTEGRILIN PARTNERS of the GENENTECH Trademark solely in connection with the performance of the INTEGRILIN PARTNERS obligations under this Agreement; provided, that any such use is
                                           --------
approved in writing by GENENTECH in advance. The INTEGRILIN PARTNERS agree that all use of the GENENTECH Trademarks by the INTEGRILIN PARTNERS as provided in this Agreement shall inure to the benefit of GENENTECH and its Affiliates. The INTEGRILIN PARTNERS' right to use the GENENTECH Trademarks with respect to a given GENENTECH Products shall terminate at such time as the INTEGRILIN PARTNERS' rights to promote such GENENTECH Products are terminated in accordance with this Agreement.

     6.1.5  Copyrighted Works.  All rights, title and interests in and to
            -----------------
copyrighted works authored or otherwise created or developed for use on or as promotional materials, advertisements, packaging or labeling, whether singly or jointly, by the INTEGRILIN PARTNERS's or GENENTECH's employees, agents, or other persons acting under their authority in the conduct of this Agreement, shall, to the extent [*] be owned by GENENTECH ("GENENTECH Works"). The INTEGRILIN PARTNERS shall retain all rights to its sole works to the extent that they are [*], and shall retain co-ownership with GENENTECH in any joint works to the extent that they are [*]. The INTEGRILIN PARTNERS agree to execute such instruments as may be reasonably requested by GENENTECH to confirm the assignment and/or ownership of GENENTECH Works in GENENTECH, free and clear of liens, claims and encumbrances. GENENTECH and its Affiliates shall be free to use the GENENTECH Works as GENENTECH deems fit. Nothing herein shall be construed as giving the INTEGRILIN PARTNERS any right or license to use any GENENTECH Works for any purpose other than for purposes of carrying out its obligations under this Agreement.

            6.1.5.1 With respect to any of the INTEGRILIN PARTNERS's sole works that are [*] and that are provided by the INTEGRILIN PARTNERS for use with the GENENTECH Products, GENENTECH shall have a nonexclusive, worldwide, sublicensable, fully paid-up right and license, under any intellectual property rights owned or controlled by the INTEGRILIN PARTNERS or its Affiliates covering such sole works, to use same in connection

[*]=Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      33.

with the use, sale, marketing or Promotion of the GENENTECH Products, but not any other product.

     6.2  INTEGRILIN Trademarks
          ---------------------

          6.2.1  Determination of  Trademark. COR shall own all rights, title
                 ---------------------------
and interests, and be solely entitled to all goodwill developed, in and to the INTEGRILIN Trademarks.

          6.2.2  Use of INTEGRILIN PARTNERS and GENENTECH Names on Promotional
                 -------------------------------------------------------------
Materials.  All INTEGRILIN Product promotional materials shall contain the
---------
INTEGRILIN PARTNERS' name and logo, and where permitted by and in accordance with applicable Law, a reference to the GENENTECH company name (and logo) as a co-promotion partner of the INTEGRILIN Products; provided, that the [*] will not
                                                 --------
[*] until the [*] following the Effective Date.

          6.2.3  Trademark Maintenance.  COR shall maintain a registration for
                 ---------------------
the INTEGRILIN Trademark in the Territory at its expense. The INTEGRILIN Trademark shall be owned solely by COR. Except as set forth in Section 6.2.4, this Agreement does not and is not intended to create a grant to GENENTECH of any property right or interest in any trademark of the INTEGRILIN PARTNERS or any of their Affiliates. All promotional materials and advertising for the INTEGRILIN Products in the Territory will clearly indicate that the INTEGRILIN Trademarks are owned by COR.

          6.2.4  Use of INTEGRILIN Trademark by GENENTECH.  COR consents to the
                 ----------------------------------------
use by GENENTECH and SCHERING of the INTEGRILIN Trademark solely in connection with the performance of such Party's obligations under this Agreement; provided,
                                                                       --------
that any such use is approved in writing by COR in advance. The Parties agree that all use of the INTEGRILIN Trademarks by the Parties as provided in this Agreement shall inure to the benefit of COR. GENENTECH's and SCHERING's right to use the INTEGRILIN Trademarks with respect to a given INTEGRILIN Product shall terminate at such time as that Party's rights to promote such INTEGRILIN Product are terminated in accordance with this Agreement.

          6.2.5  Copyrighted Works.  All rights, title and interests in and to
                 -----------------
copyrighted works authored or otherwise created or developed for use on or as promotional materials, advertisements, packaging or labeling, whether singly or jointly, by GENENTECH's or the INTEGRILIN PARTNERS's employees, agents, or other persons acting under their authority in the conduct of this Agreement, shall, to the extent [*] be owned [*] ("INTEGRILIN Works"). GENENTECH shall retain all rights to its sole works to the extent that they are [*], and shall retain co-ownership with the INTEGRILIN PARTNERS in any joint works to the extent that they are [*]. GENENTECH agrees to execute such instruments as may be reasonably requested by the INTEGRILIN PARTNERS to confirm the assignment and/or ownership of INTEGRILIN Works in the INTEGRILIN PARTNERS, free and clear of liens, claims and encumbrances. The INTEGRILIN PARTNERS and their Affiliates shall be free to use the INTEGRILIN Works as they deem fit. Nothing herein shall be construed as giving GENENTECH any right or license to

[*]=Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      34.

use any INTEGRILIN Works for any purpose other than for purposes of carrying out its obligations under this Agreement.

               6.2.5.1 With respect to any of GENENTECH's sole works that are [*] and that are provided by GENENTECH for use with the INTEGRILIN Products, each of the INTEGRILIN PARTNERS shall have a nonexclusive, worldwide, sublicensable, fully paid-up right and license, under any intellectual property rights owned or controlled by GENENTECH or its Affiliates covering such sole works, to use same in connection with the use, sale, marketing or Promotion of the INTEGRILIN Product, but not any other product.

Article 7.  Commitment to Certain Spending by INTEGRILIN PARTNERS.
            ------------------------------------------------------

      7.1   NRMI and Related Programs.  (a) During each Agreement Year, the
            -------------------------
INTEGRILIN PARTNERS shall provide GENENTECH [*] to support the National Registry of Myocardial Infarction ("NRMI"). In consideration of such payments by the INTEGRILIN PARTNERS, the INTEGRILIN PARTNERS will have the right, during the Co-promotion Term, to query [*] NRMI data at the [*] and use these analyses to support the promotion of the INTEGRILIN Products, provided, however, that the costs of such analyses shall not exceed [*] in any Agreement Year. This use shall include but shall not be limited to publications and medical education programs. [*] data, if any, shall be in aggregate form, and [*] shall remain confidential unless disclosed by [*]. In addition, the INTEGRILIN PARTNERS shall have the right, during the Co-promotion Term, to [*] approved by the JPT and by [*], but shall not have the right to [*]. Further, GENENTECH shall use Diligent Efforts to include a member of the INTEGRILIN Sales Force when [*]. The INTEGRILIN PARTNERS shall also have the right, during the Co-promotion Term, to select [*] reasonably acceptable to GENENTECH to serve as [*]. Any actions taken by the INTEGRILIN PARTNERS relating in any way to NRMI or data therefrom shall be taken in accordance with, and pursuant to, the provisions of the NRMI reference binder [*].

          (b) The INTEGRILIN Partners will also have the right to [*] to address questions relevant to GP IIb-IIIa inhibitors, in ways reasonably acceptable to GENENTECH, in the event that GENENTECH [*], and GENENTECH agrees to consider in good faith [*] suggested by the INTEGRILIN PARTNERS.

     7.2  Promotional Materials and Sales Training Reimbursement.  During the
          ------------------------------------------------------
first Agreement Year, the INTEGRILIN PARTNERS shall reimburse GENENTECH in the amount of [*] (the "Promotional Materials Reimbursement Payment") in consideration for documented costs actually incurred by GENENTECH in connection with providing promotional materials and sales training to the INTEGRILIN Sales Force.

     7.3  Timing of Payments.  Payments due under Section 7.1 and 7.2 shall be
          ------------------
made in quarterly installments of [*] and [*] respectively and shall be [*] at [*], provided that, in the case of payments due under Section 7.2, such payments shall [*] has been [*].

[*]=Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      35.

ARTICLE 8.  Training of Sales Forces.
            -------------------------

     8.1    General Training.  Subject to Section 7.2, each of the Parties shall
            ----------------
be solely responsible at its expense for general sales training of its Sales Force Personnel.

     8.2    GENENTECH Product Training.  GENENTECH shall have primary
            --------------------------
responsibility for training, at a location to be jointly agreed upon, the GENENTECH Sales Force Personnel and INTEGRILIN Sales Force Personnel, in consultation with the other Parties, with respect to the promotion of the GENENTECH Products in the Territory. Training of the INTEGRILIN Sales Force shall be consistent with the GENENTECH Product training materials and program developed by GENENTECH for training its own sales forces for the promotion of the GENENTECH Products in the Territory, and that such training shall include training on the proper handling and reporting of adverse drug experiences encountered for the GENENTECH Products and on timely reporting to GENENTECH of GENENTECH Product inquiries and other requests for information related to GENENTECH Product.

     8.3    INTEGRILIN Product Training.  The INTEGRILIN PARTNERS shall have
            ---------------------------
primary responsibility for training, at a location to be jointly agreed upon, the GENENTECH Sales Force Personnel and INTEGRILIN Sales Force Personnel, in consultation with GENENTECH, with respect to the promotion of the INTEGRILIN Products in the Territory. Training of the GENENTECH Sales Force shall be consistent with the INTEGRILIN Product training materials and program developed by the INTEGRILIN PARTNERS for training its own sales forces for the promotion of the INTEGRILIN Products in the Territory, and that such training shall include training on the proper handling and reporting of adverse drug experiences encountered for the INTEGRILIN Products and on timely reporting to the INTEGRILIN PARTNERS of INTEGRILIN Product inquiries and other requests for information related to INTEGRILIN Product.

     8.4    Expenses.  Each Party shall be responsible for all expenses incurred
            --------
by it and its personnel associated with any training meetings for the Products for such Party's own Sales Force Personnel and for any expenses incurred by it and its personnel in participating at another Party's training sessions.

     8.5    Training Materials.
            -------------------

            8.5.1 (a) GENENTECH will determine the content of the GENENTECH Product-specific training materials. Promptly after the Execution Date, GENENTECH will provide to the INTEGRILIN PARTNERS, [*], reasonable quantities of training materials to enable the INTEGRILIN PARTNERS to provide the initial training of its Sales Force Personnel. GENENTECH shall [*] the content, development, and associated cost of all GENENTECH Product-specific training materials. The contents and strategic direction of any training provided by the INTEGRILIN PARTNERS that relates to the GENENTECH Products shall be [*].

                    (b) GENENTECH agrees to provide the INTEGRILIN PARTNERS with reasonable quantities of training materials for GENENTECH Product-specific training in the

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      36.

Territory which are revised or developed by GENENTECH from time to time after the Effective Date during the term of this Agreement. Subject to Article 17, such materials may be distributed by the INTEGRILIN PARTNERS to its Sales Force Personnel and to such other employees, agents or contractors who have a need to know such materials for purposes of the INTEGRILIN PARTNERS's performance of its obligations under this Agreement. The INTEGRILIN PARTNERS may copy the training materials provided by GENENTECH for such purpose; provided that all copyright
                                                  --------
and trademark notices are retained as in the original provided by GENENTECH.

          (c) All GENENTECH Product-specific training materials may only be used by the INTEGRILIN PARTNERS for training in connection with the GENENTECH Products and may not be used, copied or adapted for any other product or purpose.

          (d) During the term of this Agreement, GENENTECH shall make available to the INTEGRILIN PARTNERS, [*] a reasonable number of, and for a reasonable amount of time, GENENTECH sales training personnel who will assist the INTEGRILIN Product promotion management team in training the INTEGRILIN Sales Force Personnel with respect to the GENENTECH Product-specific training and the Promotion of the GENENTECH Products in the Territory to help ensure that such training will be consistent with the training provided to GENENTECH Sale Force Personnel who will be promoting GENENTECH Products in the Territory.

          8.5.2 The INTEGRILIN PARTNERS will determine the content of the INTEGRILIN Product-specific training materials. Promptly after the Execution Date, the INTEGRILIN PARTNERS will provide to GENENTECH [*] reasonable quantities of training materials to enable GENENTECH to provide the initial training of its Sales Force Personnel. The INTEGRILIN PARTNERS shall [*] the content, development, and associated cost of all INTEGRILIN Product-specific training materials. The contents and strategic direction of any training provided by GENENTECH that relates to the INTEGRILIN Products shall be [*].

          (a) The INTEGRILIN PARTNERS agree to provide GENENTECH with reasonable quantities of training materials for INTEGRILIN Product-specific training in the Territory which are revised or developed by the INTEGRILIN PARTNERS from time to time after the Effective Date during the term of this Agreement. Subject to Article 17, such materials may be distributed by GENENTECH to its Sales Force Personnel and to such other employees, agents or contractors who have a need to know such materials for purposes of GENENTECH's performance of its obligations under this Agreement. GENENTECH may copy the training materials provided by the INTEGRILIN PARTNERS for such purpose; provided that
                                                                --------
all copyright and trademark notices are retained as in the original provided by the INTEGRILIN PARTNERS.

          (b) All INTEGRILIN Product-specific training materials may only be used by GENENTECH for training in connection with the INTEGRILIN Products and may not be used, copied or adapted for any other product or purpose.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      37.

            (c) During the term of this Agreement, the INTEGRILIN PARTNERS shall make available to GENENTECH, [*] a reasonable number of, and for a reasonable amount of time, INTEGRILIN sales training personnel who will assist the GENENTECH Product promotion management team in training the GENENTECH Sales Force Personnel with respect to the INTEGRILIN Product-specific training and the Promotion of the INTEGRILIN Products in the Territory to help ensure that such training will be consistent with the training provided to INTEGRILIN Sale Force Personnel who will be promoting INTEGRILIN Product in the Territory.

ARTICLE 9.  Force Majeure.
            --------------

            If the performance of any obligation under this Agreement by any Party is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the Party unable to perform (including without limitation, as a result of acts of God, civil disorders or commotions, acts of aggression, earthquake, fire, explosions, floods, drought, war, sabotage, embargo, utility failures, material shortages, mycoplasmal contamination, failure of supply of Product on the part of another Party, labor disturbances, a national health emergency, or appropriations of property), then, unless the other Party can demonstrate to the contrary in accordance with the standards of proof for the court, tribunal or arbitration in which such evidence is offered, the Party so affected shall, upon giving written notice to the other Parties, be excused from such performance to the extent of, and for the period of time reasonably occasioned by, such prevention, restriction, interference or delay; provided, that the affected Party shall use Diligent Efforts to avoid or
       --------
remove such causes of non-performance and to ameliorate the effects of such nonperformance as promptly as practicable thereafter and shall continue performance of this Agreement whenever such causes are removed; provided,
                                                                --------
further that nothing contained herein shall require any Party to settle on terms
-------
unsatisfactory to such Party any strike, lock-out or other labor difficulty, any investigation or proceeding by any public authority, or any litigation by any Third Party. When such circumstances arise, the Parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

ARTICLE 10. Certain Regulatory Matters Concerning Genentech Products; Product
            -----------------------------------------------------------------
            Recall.
            -------

     10.1   General Control in GENENTECH.  All regulatory matters regarding the
            ----------------------------
GENENTECH Products shall remain under the exclusive control and responsibility of GENENTECH. GENENTECH will have the sole responsibility, [*] to respond to GENENTECH Product and medical complaints and to handle all returns and recalls of the GENENTECH Products.

     10.2   Efficacy and Safety Information.  GENENTECH shall furnish the
            -------------------------------
INTEGRILIN PARTNERS with efficacy and safety information reasonably requested by the INTEGRILIN PARTNERS to assist it in promoting the GENENTECH Products in the Territory, including, without limitation, summaries of relevant clinical and safety data [*] for the GENENTECH

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      38.

Products and summaries of information related to the efficacy and safety profile of the GENENTECH Products since its approval by the FDA.

          Subject to the terms of this Agreement, within three (3) months of the Execution Date, GENENTECH and the INTEGRILIN PARTNERS shall discuss and develop mutually acceptable guidelines and procedures (in the form of a safety agreement (the "Safety Agreement") to be executed by each of the Parties) for the receipt, recordation, communication (as between the Parties) and exchange of adverse event information. It is anticipated that such guidelines and procedures will include provisions for the direct reporting to GENENTECH of adverse events by the INTEGRILIN Sales Force Personnel. The Parties shall bear their respective costs incurred in connection with receiving, recording, reviewing, communicating, and exchanging with each other regarding and, as applicable, reporting and responding to adverse events. The Safety Agreement shall supercede the adverse reporting procedures set forth in this Agreement.

          The Parties hereby agree that adverse event reporting procedures in connection with clinical trials involving [*] shall be handled in a separate Clinical Trial Research Agreement among the Parties, if applicable.

     10.3 Notification of Adverse Events; Reporting to Regulatory Authorities.
          -------------------------------------------------------------------
"Serious adverse events" for the GENENTECH Products (as defined in Section 1.52) learned by the INTEGRILIN PARTNERS shall be submitted to GENENTECH within [*] from the receipt date by the INTEGRILIN PARTNERS. The "receipt date" is defined as the date the INTEGRILIN PARTNER first receives notification of an adverse event report that contains at least: (i) an identifiable patient; (ii) an identifiable reporter; (iii) a suspect GENENTECH Product; and (iv) an adverse
event or fatal outcome.   "Non-serious adverse events" for the GENENTECH
Products (as defined in Section 1.52) that are spontaneously reported to the INTEGRILIN PARTNERS shall be submitted to GENENTECH no more than [*] from the date received by the INTEGRILIN PARTNERS; provided, however, that medical and
                                          --------
scientific judgment should be exercised in deciding whether expedited reporting is appropriate in other situations, such as important medical events that may not be immediately life-threatening or result in death or hospitalization but may jeopardize the patient or may require intervention to prevent a serious adverse event outcome.

          GENENTECH shall have the reporting responsibility for all adverse events associated with use of GENENTECH Products to applicable Regulatory Authorities anywhere in the world. GENENTECH shall inform the INTEGRILIN PARTNERS of all adverse events reported by it to FDA at the same time as GENENTECH reports same to FDA.

          The INTEGRILIN PARTNERS shall report all such adverse events involving the GENENTECH Products learned by it to:

          Genentech Drug Safety
          1 DNA Way, MS# 84
          South San Francisco, CA 94080-4990

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      39.

          Attention: Director - Drug Safety
          Facsimile No.: (650) 225-4683
          Telephone No.: (888) 835-2555 (Toll free adverse event reporting line)

          The INTEGRILIN PARTNERS will inform GENENTECH of the adverse event, as well as the reporter's name, address and contact information.

          Adverse events concerning the GENENTECH Products learned by GENENTECH shall be reported by GENENTECH to the INTEGRILIN PARTNERS at the time that GENENTECH reports such events to FDA, and shall be sent to:

          Schering Corporation.
          Drug Safety Surveillance
          50 Lawrence Road
          Springfield, NJ 07081-3121

          Telephone No.: (973) 921-7412
          Facsimile No.: (973) 921-7424

          COR Therapeutics, Inc.
          256 E. Grand Avenue
          South San Francisco, CA 94080
          Attention: Manager, Medical Safety
          Telephone No.: (650) 244-7303;
          Facsimile No.: (650) 246-7776

          A Party may change its contact at any time for future notices upon written notice given to the other.

     10.4 Response by the INTEGRILIN PARTNERS to Regulatory Inquiries.  Upon
          -----------------------------------------------------------
being contacted by the FDA or any other applicable Regulatory Authority for any regulatory purpose directly related to the GENENTECH Products, the INTEGRILIN PARTNERS shall [*] notify GENENTECH. To the extent permitted by applicable Law, the INTEGRILIN PARTNERS will allow GENENTECH to assume control over the timing and content of the response to such Regulatory Authority and will not respond to the agency until consulting with GENENTECH; provided, that the foregoing shall
                                            --------
not be construed to prevent the INTEGRILIN PARTNERS in any way from complying with their obligations under applicable Law, including, without limitation, by permitting unannounced FDA or similar inspections and responding to requests by FDA inspectors in connection therewith.

     10.5 GENENTECH Product Quality Complaint.  The INTEGRILIN PARTNERS shall
          -----------------------------------
inform GENENTECH of any GENENTECH Product Quality Complaint received within [*] from the receipt date by the INTEGRILIN PARTNERS. The "GENENTECH Product Quality Complaint" is defined as any complaint that questions the purity, identity, potency or quality of any GENENTECH Product, its packaging, or labeling, or any complaint that concerns any

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      40.

incident that causes the drug product or its labeling to be mistaken for, or applied to, another article or any bacteriological contamination, or any significant chemical, physical, or other change or deterioration in the distributed drug product, or any failure of one or more distributed batches of the drug product to meet the specifications therefor in the NDA for the GENENTECH Products. Such information shall be sent to the Product Complaints department at Genentech, to the attention of the Director of Product Complaints at the same address as set forth in Section 10.3 above. GENENTECH shall be solely responsible for responding to any such GENENTECH Product Quality Complaints.

     10.6   Medical Inquiries.  GENENTECH's Medical Information Department shall
            -----------------
be responsible for and shall handle all medical inquiries concerning the GENENTECH Products in accordance with its normal procedures therefor. The INTEGRILIN PARTNERS shall refer all routine medical information requests by telephone to:

            Genentech Medical Information
            Telephone No.: (800) 821-8590

            A Party may change its contact at any time for future notices under this Section upon written notice given to the other.

            GENENTECH shall provide the INTEGRILIN PARTNERS with one copy of all medical documents, including but not limited to medical responses, written, phone and person contact inquiries and published literature which GENENTECH believes is useful or necessary in connection with the activities and duties contemplated of the INTEGRILIN PARTNERS under this Agreement.

     10.7   Product Recall.  Beginning as of the Effective Date of this
            --------------
Agreement, each Party shall promptly notify the other Parties in writing of any order, request or directive of a court or Regulatory Authority to recall or withdraw the GENENTECH Products in the Territory. GENENTECH shall be solely responsible for handling all recalls of the GENENTECH Products in the Territory, including those initiated by it or that are required by any Regulatory Authority in the Territory. Prior to making a decision to implement any such recall, GENENTECH will, where it is reasonably able to do so, consult with the INTEGRILIN PARTNERS as to same, but GENENTECH shall have total discretion with respect to any decision concerning any recall. GENENTECH shall be [*] any recall or withdrawal of the GENENTECH Products and for [*] Third Parties as a result of such GENENTECH Product recall, except to the extent caused by the negligence or willful misconduct of, or breach of this Agreement by, the INTEGRILIN PARTNERS. At GENENTECH's request, the INTEGRILIN PARTNERS will assist GENENTECH in effecting any such GENENTECH Product recall and in obtaining and receiving any GENENTECH Product-related items that have been recalled, [*] by the [*] incurred in connection therewith [*].

ARTICLE 11. Certain Regulatory Matters Concerning INTEGRILIN Products;
            ----------------------------------------------------------
            Product Recall.
            --------------

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      41.

     11.1 General Control in INTEGRILIN PARTNERS.  All regulatory matters
          --------------------------------------
regarding the INTEGRILIN Products shall remain under the exclusive control and responsibility of the INTEGRILIN PARTNERS. The INTEGRILIN PARTNERS will have the sole responsibility, [*], to respond to INTEGRILIN Product and medical complaints and to handle all returns and recalls of the INTEGRILIN Products.

     11.2 Efficacy and Safety Information.  The INTEGRILIN PARTNERS shall
          -------------------------------
furnish GENENTECH with efficacy and safety information reasonably requested by GENENTECH to assist it in promoting the INTEGRILIN Products in the Territory, including, without limitation, summaries of relevant clinical and safety data included in the NDA for the INTEGRILIN Products and summaries of information related to the efficacy and safety profile of the INTEGRILIN Products since its approval by the FDA.

          Subject to the terms of this Agreement, within [*] of the Execution Date, GENENTECH and the INTEGRILIN PARTNERS shall discuss and develop mutually acceptable guidelines and procedures (in the form of a safety agreement (the "Safety Agreement") to be executed by each of the Parties) for the receipt, recordation, communication (as between the Parties) and exchange of adverse event information. It is anticipated that such guidelines and procedures will include provisions for the direct reporting to the INTEGRILIN PARTNERS of adverse events by the GENENTECH Sales Force Personnel. The Parties shall bear their respective costs incurred in connection with receiving, recording, reviewing, communicating, and exchanging with each other regarding and, as applicable, reporting and responding to adverse events. The Safety Agreement shall supercede the adverse reporting procedures set forth in this Agreement.

          The Parties hereby agree that adverse event reporting procedures in connection with clinical trials involving [*] shall be handled in a separate Clinical Trial Research Agreement among the Parties, if applicable.

     11.3 Notification of Adverse Events; Reporting to Regulatory Authorities.
          -------------------------------------------------------------------
"Serious adverse events" for the INTEGRILIN Products (as defined in Section 1.52) learned by GENENTECH shall be submitted to the INTEGRILIN PARTNERS within [*] from the receipt date by GENENTECH. The "receipt date" is defined as the date GENENTECH first receives notification of an adverse event report that contains at least: (i) an identifiable patient; (ii) an identifiable reporter;
(iii) a suspect INTEGRILIN Product; and (iv) an adverse event or fatal outcome. "Non-serious adverse events" for the INTEGRILIN Products (as defined in Section 1.52) that are spontaneously reported to GENENTECH shall be submitted to the INTEGRILIN PARTNERS no more than [*] from the date received by GENENTECH; provided, however, that medical and scientific judgment should be exercised in
--------
deciding whether expedited reporting is appropriate in other situations, such as important medical events that may not be immediately life-threatening or result in death or hospitalization but may jeopardize the patient or may require intervention to prevent a serious adverse event outcome.

          The INTEGRILIN PARTNERS shall have the reporting responsibility for all adverse events associated with use of INTEGRILIN Products to applicable Regulatory

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      42.

Authorities anywhere in the world. The INTEGRILIN PARTNERS shall inform GENENTECH of all adverse events reported by it to FDA at the same time as the INTEGRILIN PARTNERS report same to FDA.

          GENENTECH shall report all such adverse events involving the INTEGRILIN Products learned by it to both:

          COR Therapeutics, Inc.
          256 E. Grand Avenue
          South San Francisco, CA 94080
          Attention: Manager, Medical Safety
          Telephone No.: (650) 244-7303;
          Facsimile No.: (650) 246-7776

          AND

          Schering Corporation
          Drug Safety Surveillance
          50 Lawrence Road
          Springfield, NJ 07081-3121
          Telephone No.: (973) 921-7412
          Facsimile No.: (973) 921-7424

          GENENTECH will inform the INTEGRILIN PARTNERS of the adverse event, as well as the reporter's name, address and contact information.

          Adverse events concerning the INTEGRILIN Products learned by the INTEGRILIN PARTNERS shall be reported by the INTEGRILIN PARTNERS to GENENTECH at the time that the INTEGRILIN PARTNERS report such events to FDA, and shall be sent to:

          Genentech Drug Safety
          1 DNA Way, MS# 84
          South San Francisco, CA 94080-4990
          Attention: Director - Drug Safety
          Facsimile No.: (650) 225-4683
          Telephone No.: (888) 835-2555 (Toll free adverse event reporting line)

          A Party may change its contact at any time for future notices upon written notice given to the other.

     11.4 Response by GENENTECH to Regulatory Inquiries.  Upon being contacted
          ---------------------------------------------
by the FDA or any other applicable Regulatory Authority for any regulatory purpose directly related to the INTEGRILIN Products, GENENTECH shall [*] notify the INTEGRILIN PARTNERS. To the extent permitted by applicable Law, GENENTECH will allow the INTEGRILIN PARTNERS to assume control over the timing and content of the response to such Regulatory Authority and will not respond to the agency until consulting with the INTEGRILIN PARTNERS; provided,
                                               --------

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      43.

that the foregoing shall not be construed to prevent GENENTECH in any way from complying with their obligations under applicable Law, including, without limitation, by permitting unannounced FDA or similar inspections and responding to requests by FDA inspectors in connection therewith.

     11.5  INTEGRILIN Product Quality Complaint.  GENENTECH shall inform the
           ------------------------------------
INTEGRILIN PARTNERS of any INTEGRILIN Product Quality Complaint received within [*] from the receipt date by GENENTECH. The "INTEGRILIN Product Quality Complaint" is defined as any complaint that questions the purity, identity, potency or quality of any INTEGRILIN Product, its packaging, or labeling, or any complaint that concerns any incident that causes the drug product or its labeling to be mistaken for, or applied to, another article or any bacteriological contamination, or any significant chemical, physical, or other change or deterioration in the distributed drug product, or any failure of one or more distributed batches of the drug product to meet the specifications therefor in the NDA for the INTEGRILIN Products. Such information shall be sent to the same address as set forth in Section 11.3 above. The INTEGRILIN PARTNERS shall be solely responsible for responding to any such INTEGRILIN Product Quality Complaints.

     11.6  Medical Inquiries.  COR's Medical Information Department shall be
           -----------------
responsible for and shall handle all medical inquiries concerning the INTEGRILIN Products in accordance with its normal procedures therefor. GENENTECH shall refer all routine medical information requests by telephone to:

           MedCom
           Telephone Number: (888) 267-4633

           A Party may change its contact at any time for future notices under this Section upon written notice given to the other.

           The INTEGRILIN PARTNERS shall provide GENENTECH with one copy of all medical documents, including but not limited to medical responses, written, phone and person contact inquiries and published literature which the INTEGRILIN PARTNERS believes is useful or necessary in connection with the activities and duties contemplated of GENENTECH under this Agreement.

     11.7  Product Recall.  Beginning as of the Effective Date of this
           --------------
Agreement, each Party shall promptly notify the other Parties in writing of any order, request or directive of a court or Regulatory Authority to recall or withdraw the INTEGRILIN Products in the Territory. The INTEGRILIN PARTNERS shall be solely responsible for handling all recalls of the INTEGRILIN Products in the Territory, including those initiated by it or that are required by any Regulatory Authority in the Territory. Prior to making a decision to implement any such recall, the INTEGRILIN PARTNERS will, where it is reasonably able to do so, consult with GENENTECH as to same, but the INTEGRILIN PARTNERS shall have total discretion with respect to any decision concerning any recall. The INTEGRILIN PARTNERS shall [*] any recall or withdrawal of the INTEGRILIN Products and for any [*] Third Parties as a result of such INTEGRILIN

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      44.

Product recall, except to the extent caused by the negligence or willful misconduct of, or breach of this Agreement by, GENENTECH. At the INTEGRILIN PARTNERS's request, GENENTECH will assist the INTEGRILIN PARTNERS in effecting any such INTEGRILIN Product recall and in obtaining and receiving any INTEGRILIN Product-related items that have been recalled, and any out-of-pocket costs incurred by GENENTECH or any of its Affiliates incurred in connection therewith shall be promptly reimbursed by the INTEGRILIN PARTNERS.

ARTICLE 12. Compliance with Law and Labeling.
            --------------------------------

     12.1   Compliance with Laws. Each Party shall comply in all material
            --------------------
respects with all Laws applicable to its activities under this Agreement, including without limitation, any requirements of any product license applicable to the Products in the Territory. The Parties will reasonably cooperate with one another with the goal of ensuring full compliance with Laws.

     12.2   Maintenance of Authorizations. Each Party shall maintain in full
            -----------------------------
force and effect at its expense all necessary licenses, permits, approvals, consents, registrations, and other authorizations required by law to carry out its duties and obligations under this Agreement.

ARTICLE 13. Co-promotion Performance Compensation.
            --------------------------------------

     13.1   Compensation to Genentech.
            -------------------------

            13.1.1  Generally.  Subject to Section 13.3, as compensation for
                    ---------
GENENTECH's performance of its Promotion obligations under this Agreement, the INTEGRILIN Partners shall pay GENENTECH compensation ("Genentech Performance Compensation"), for each Agreement Year, in the amount equal to the sum of:

                    (i) [*] of INTEGRILIN Reported Sales in GENENTECH Hospitals, plus

                    (ii) [*] of INTEGRILIN Net Sales that are [*].
                         Notwithstanding the foregoing, in the event that there are [*] for the INTEGRILIN Product during the Co-promotion Term [*] effective as of [*], then the amount calculated to equal the Net Sales that [*] shall be [*] for the purpose [*].

            13.1.2  Baseline Annual Sales.  For the purposes of this Agreement,
                    ---------------------
"INTEGRILIN Baseline Annual Sales" shall equal, with respect to each Agreement
Year:

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      45.

     ===============================================================================================
     Agreement Year       Agreement Quarter        Baseline Sales in         Cumulative Year to
                                                       Territory             Date Baseline Sales
     -----------------------------------------------------------------------------------------------
           [*]                     [*]                      [*]                        [*]
                                   [*]                      [*]                        [*]
                                   [*]                      [*]                        [*]
                                   [*]                      [*]                        [*]
                                   [*]                      [*]
     -----------------------------------------------------------------------------------------------
           [*]                     [*]                      [*]                        [*]
                                   [*]                      [*]                        [*]
                                   [*]                      [*]                        [*]
                                   [*]                      [*]                        [*]
                                   [*]                      [*]
     ===============================================================================================

          For any partial Agreement Year, the figure for such Agreement Year shall be adjusted by a fraction equal to the number of days in such Agreement Year divided by 365.

          13.2  Compensation to INTEGRILIN PARTNERS.
                -----------------------------------

                13.2.1  Generally.  Subject to Section 13.3, as compensation for
                        ---------
the INTEGRILIN PARTNERS' performance of its Promotion obligations under this Agreement, GENENTECH shall pay the INTEGRILIN PARTNERS compensation ("INTEGRILIN Performance Compensation") equal to [*] of those GENENTECH Net Sales that are [*] for such Agreement Year. Notwithstanding the foregoing, in the event that there are [*] for the GENENTECH Products during the Co-promotion Term, then the amount calculated [*] that arise from [*] shall be [*] for the purpose [*].


                13.2.2  Baseline Annual Sales.  For the purposes of this
                        ---------------------
Agreement, "GENENTECH Baseline Annual Sales" shall equal, with respect to each Agreement Year:

     ===============================================================================================
     Agreement Year       Agreement Quarter        Baseline Sales in         Cumulative Year to
                                                       Territory             Date Baseline Sales
     -----------------------------------------------------------------------------------------------
           [*]                     [*]                      [*]                        [*]
                                   [*]                      [*]                        [*]
                                   [*]                      [*]                        [*]
                                   [*]                      [*]                        [*]
                                   [*]                      [*]
     -----------------------------------------------------------------------------------------------
           [*]                     [*]                      [*]                        [*]
                                   [*]                      [*]                        [*]
                                   [*]                      [*]                        [*]
                                   [*]                      [*]                        [*]
                                   [*]                      [*]
     ===============================================================================================

For any partial Agreement Year, the figure for such Agreement Year shall be adjusted by a

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
                                      46.

fraction equal to the number of days in such Agreement Year divided by 365.

     13.3  Shortfall in Sales Effort. In the event that a Party fails on an
           -------------------------
average daily basis for a given Agreement Quarter to meet their obligation to maintain [*] of the trained full-time employees (or full-time employee equivalents) in its Sales Force required by Section 4.8, then that Party shall [*] that it would otherwise [*]. The [*] that a Party [*], as compared to [*] that such Party [*] pursuant to this Article 13, is set forth in the schedule below. For purposes of this Section 13.3, the percentage of full-time employees maintained by a Party shall be [*].

           ---------------------------------------------------
                 Percentage of trained            [*]
            full-time employees maintained

           ---------------------------------------------------
                    [*]                           [*]
           ---------------------------------------------------
                    [*]                           [*]
           ---------------------------------------------------
                    [*]                           [*]
           ---------------------------------------------------
                    [*]                           [*]
           ---------------------------------------------------
                    [*]                           [*]
           ---------------------------------------------------
                    [*]                           [*]
           ---------------------------------------------------
                    [*]                           [*]
           ---------------------------------------------------
                    [*]                           [*]
           ---------------------------------------------------
                    [*]                           [*]
           ---------------------------------------------------
                    [*]                           [*]
           ---------------------------------------------------
                    [*]                           [*]
           ---------------------------------------------------
                    [*]                           [*]
           ---------------------------------------------------

     13.4  Currency; Bank Account; Tax Withholdings. All payments to a Party
           ----------------------------------------
under this Agreement shall be made by wire transfer in immediately available funds in legal currency of the United States and shall be delivered to the account of such Party designated by such Party in writing from time to time. All payments shall be made in U.S. dollars.

     13.5  Payment.
           -------

           13.5.1  Quarterly Payments.  During the Co-promotion Term, the
                   ------------------------------------------------------
Parties shall make quarterly payments as follows:

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      47.

               13.5.1.1 The INTEGRILIN PARTNERS shall pay to GENENTECH, on a quarterly basis for each of the first three quarters in any Agreement Year, an amount [*] of those INTEGRILIN Reported Sales in GENENTECH Hospitals for the Agreement Year-to-date, plus [*] of the INTEGRILIN Net Sales for the Agreement Year-to-date that are [*] for such Agreement Quarter (as set forth in Section 13.1.2).

               13.5.1.2 GENENTECH shall pay to the INTEGRILIN PARTNERS an amount [*] of the GENENTECH Net Sales for the Agreement Year-to-date that are [*] such Agreement Quarter (as set forth in Section 13.2.2).

               13.5.1.3 Cumulative quarterly payments due in any Agreement Quarter in accordance with this Section shall [*] previously paid by a Party on account of previous Agreement Quarters in such Agreement Year.

               13.5.1.4 Within [*] after the end of an Agreement Quarter, GENENTECH and the INTEGRILIN PARTNERS shall provide each other with a detailed written report setting forth the calculation of the amount to be paid by each of them respectively under this Article 13 for such Agreement Quarter. Amounts owed under this Article 13 for any Agreement Quarter shall be paid within [*] of the end of such quarter.

       13.5.2  Final Reconciliation of Payments.
               ---------------------------------

       Since certain deductions required to calculate Net Sales take [*] being confirmed with Third Parties (e.g., Medicare and Medicaid rebates), a final reconciliation of the Performance Compensation due under Section 13.1 and 13.2 with respect to the second Agreement Year will be completed [*] after the end of such second Agreement Year and reconciled against all amounts previously paid with respect to such Agreement Year. If the final annual reconciliation shows an amount due by either Party to the other, the amount due shall be paid [*] after the receipt of such final reconciliation report.

               13.5.2.1    Books and Records. (a) GENENTECH will maintain
                           -----------------
complete and accurate books and records in sufficient detail to enable verification of GENENTECH Net Sales. Not more than [*], the INTEGRILIN PARTNERS may demand an audit of GENENTECH's and its Affiliates' relevant books and records in order to verify GENENTECH's reports on the aforesaid matters. Upon reasonable prior notice [*] to GENENTECH and during GENENTECH's normal business hours, the INTEGRILIN PARTNERS' independent public accountants shall have access to the relevant books and records of Genentech in order to conduct a review or audit thereof. Such review and access shall be permitted only with respect to [*] prior to the Agreement Year in which the audit occurs. The accountants shall report its conclusions and calculations to both Parties at the same time. The accountants shall execute an appropriate confidentiality agreement with GENENTECH prior to having access to any GENENTECH books and records.

       (b) The INTEGRILIN PARTNERS will maintain complete and accurate books and records in sufficient detail to enable verification of INTEGRILIN Net Sales. Not

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      48.

more than [*], GENENTECH may demand an audit of the INTEGRILIN PARTNERS' and its Affiliates' relevant books and records in order to verify the INTEGRILIN PARTNERS' reports on the aforesaid matters. Upon reasonable prior notice [*] to the INTEGRILIN PARTNERS and during their normal business hours, GENENTECH's independent public accountants shall have access to the relevant books and records of the INTEGRILIN PARTNERS in order to conduct a review or audit thereof. Such review and access shall be permitted only with respect to [*] comprising the Co-promotion Term. The accountants shall report its conclusions and calculations to both Parties at the same time. The accountants shall execute an appropriate confidentiality agreement with the INTEGRILIN PARTNERS prior to having access to any of their books and records.

               13.5.2.2   Costs of Audit. (a) The INTEGRILIN PARTNERS shall
                          --------------
bear the full cost of the performance of any such audit except as hereinafter set forth. If, as a result of any inspection of the books and records of GENENTECH, it is shown that GENENTECH's Performance Compensation payments to the INTEGRILIN PARTNERS under this Agreement were less than the amount which should have been paid, then GENENTECH shall make all payments required to be made to eliminate any discrepancy revealed by said inspection, [*] the INTEGRILIN PARTNERS' demand therefor. If, as a result of any inspection of the books and records of the INTEGRILIN PARTNERS, it is shown that GENENTECH's reimbursements for costs to the INTEGRILIN PARTNERS under this Agreement were more than the amount which should have been paid, then the INTEGRILIN PARTNERS shall reimburse GENENTECH for the discrepancy revealed by said inspection, [*] after GENENTECH's demand therefor. Furthermore, if the Performance Compensation payments were less than the amount which should have been paid by an amount in excess of [*] of the payments actually made during the period in question, GENENTECH shall also reimburse the INTEGRILIN PARTNERS for [*] due from [*] as part of [*] at [*], as well as [*]. For purposes of the foregoing, [*] shall mean [*] during the relevant period in question .

          (b) GENENTECH shall bear the full cost of the performance of any such audit except as hereinafter set forth. If, as a result of any inspection of the books and records of the INTEGRILIN PARTNERS, it is shown that the INTEGRILIN PARTNERS' Performance Compensation payments to GENENTECH under this Agreement were less than the amount which should have been paid, then the INTEGRILIN PARTNERS shall make all payments required to be made to eliminate any discrepancy revealed by said inspection, [*] after GENENTECH's demand therefor. If, as a result of any inspection of the books and records of GENENTECH, it is shown that the INTEGRILIN PARTNERS's reimbursements for costs to GENENTECH under this Agreement were more than the amount which should have been paid, then GENENTECH shall reimburse the INTEGRILIN PARTNERS for the discrepancy revealed by said inspection, [*] after the INTEGRILIN PARTNERS' demand therefor. Furthermore, if the Performance Compensation payments were less than the amount which should have been paid by an amount in excess of [*] of the payments actually made during the period in question, the INTEGRILIN PARTNERS shall also reimburse GENENTECH for [*] due from [*]as part of [*] at [*] as well as [*]. For purposes of the foregoing, [*] shall mean [*] during the relevant period in question.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act Of 1934, As Amended.

                                      49.

        13.6   Exchange of Sales Data. The Parties agree to exchange factory
               ----------------------
sales data [*]. Such information shall be provided to individuals within the recipient's organizations only on a need to know basis and according to a procedure to be decided upon by the JPT

ARTICLE 14.    Dispute Resolution.
               -------------------

        14.1   Dispute Resolution. In the event of any controversy, claim or
               ------------------
dispute arising out of or relating to this Agreement, the Parties shall try to settle their differences amicably between themselves, first by the members of the JPT, second by referring the disputed matter to the designees contemplated by Section 4.15.1.1, and third by referring the disputed matter to the Chief Operating Officer of GENENTECH, the President of COR and the President of Schering Corporation for resolution. Either Party may initiate such informal dispute resolution by sending written notice of the dispute to the other Parties requesting attempted resolution by such designees or said officers, as the case may be, and, within [*] after such notice, such representatives of the Parties shall meet for the purpose of attempting in good faith to resolve such dispute. Following completion of the procedures set forth above, neither Party shall be precluded from using a court of competent jurisdiction to resolve any dispute arising under this Agreement.

        14.2   No Limitation.  Notwithstanding the foregoing, nothing in this
               -------------
Article 14 shall be construed as limiting in any way the right of a Party to seek injunctive or other equitable relief from a court of competent jurisdiction with respect to any actual or threatened breach of this Agreement or to prevent infringement of its intellectual property rights.

ARTICLE 15.    Co-promotion Term and Termination.
               ----------------------------------

        15.1   Co-promotion Term; Term of Agreement.
               -------------------------------------

               15.1.1  Co-promotion Term. The Co-promotion Term shall begin on
                       -----------------
the Effective Date and shall continue until [*]. (the "Co-promotion Term"); provided, that the Co-promotion Term is subject to earlier termination in
--------
accordance with Section 15.2, 15.3, 15.4, or 15.5 below or by the Parties' mutual agreement.

               15.1.2  Term of Agreement. Notwithstanding the termination or
                       -----------------
expiration of the Co-promotion Term, this Agreement shall continue until any obligations of the Parties that survive termination of the Co-promotion Term shall have expired in accordance with their terms or shall have been terminated by mutual written agreement of the Parties.

        15.2   Termination by the INTEGRILIN PARTNERS. The INTEGRILIN PARTNERS
               --------------------------------------
may terminate the Co-promotion Term upon the occurrence of any of the following:

               15.2.1 Upon written notice to GENENTECH, if GENENTECH and/or its Third Party manufacturer has permanently ceased manufacturing and marketing a GENENTECH Products because of a significant safety problem related to the GENENTECH Product; or

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as Amended.

                                      50.

          15.2.2 immediately upon written notice of termination given to GENENTECH, if GENENTECH has breached a material obligation, covenant, or duty under this Agreement, unless, where such breach is curable, either GENENTECH has cured such default within [*] after the INTEGRILIN PARTNERS have advised GENENTECH in writing of the nature of the breach or default, or, if such breach is not curable within said [*] period, GENENTECH has taken substantial steps to remedy such breach and continues to take diligent steps to cure same as promptly as reasonably practicable thereafter; or

          15.2.3 immediately upon written notice of termination given to GENENTECH, if any of GENENTECH's representations and warranties set forth in
Article 18 were untrue in any material respect provided, that such notice of termination is given [*] after the INTEGRILIN PARTNERS has learned of the circumstance(s) giving rise to this right of termination; or

          15.2.4    pursuant to Section 3.4.1.3 hereof; or

          15.2.5 upon [*] written notice, (i) if GENENTECH has been found by an unappealable order of a court of competent jurisdiction to have acted illegally in the manner in which it is Promoting an INTEGRILIN Product in the Territory or to have otherwise not complied in any material respect with applicable Law relating to the Promotion of an INTEGRILIN Product, or (ii) if GENENTECH has materially breached this Agreement in its Promotion of an INTEGRILIN Product, such that GENENTECH materially jeopardizes or harms the NDA for, or materially harms the commercial value, Net Sales, or the commercial reputation of, the INTEGRILIN Product. The phrase "jeopardizes or harms" an NDA includes, but is not limited to, the following serious types of issues:

               15.2.5.1    a government seizure of INTEGRILIN Product;

               15.2.5.2 a government injunction upon the sale of INTEGRILIN Product;

               15.2.5.3 a government indictment of GENENTECH or its employees based upon Promotion or other conduct of GENENTECH or its employees involving the INTEGRILIN Product; or

               15.2.5.4 a consent decree or assurance of voluntary discontinuance or similar civil and/or criminal settlement agreement entered into between GENENTECH and the federal or state government which involves the INTEGRILIN Product and relates to conduct of GENENTECH or its employees which is not in compliance with or alleged by such government not to be in compliance with federal and/or state laws and regulations impacting drug labeling, advertising and promotion including, without limitation the Prescription Drug Marketing Act, the Antifraud and Abuse Amendments, the Omnibus Budget Reconciliation Act, and the Veteran's Administration Bill, and other similar laws enacted in the future in the U.S.

     15.3 Termination by GENENTECH.  GENENTECH may terminate the Co-promotion
          ------------------------
Term upon the occurrence of any of the following:

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      51.

          15.3.1 Upon written notice to the INTEGRILIN PARTNERS, if the INTEGRILIN PARTNERS and/or its Third Party manufacturer has permanently ceased manufacturing and marketing the INTEGRILIN Products because of a significant safety problem related to the INTEGRILIN Products; or

          15.3.2 immediately upon written notice of termination given to the INTEGRILIN PARTNERS, if the INTEGRILIN PARTNERS have breached a material obligation, covenant, or duty under this Agreement, unless, where such breach is curable, either the INTEGRILIN PARTNERS have cured such default within [*] after GENENTECH has advised the INTEGRILIN PARTNERS in writing of the nature of the breach or default, or, if such breach is not curable within said [*] period, the INTEGRILIN PARTNERS has taken substantial steps to remedy such breach and continues to take diligent steps to cure same as promptly as reasonably practicable thereafter; or

          15.3.3 immediately upon written notice of termination given to the INTEGRILIN PARTNERS, if any of the INTEGRILIN PARTNERS's representations and warranties set forth in Article 18 were untrue in any material respect, provided, that such notice of termination is given not later than [*] after GENENTECH has learned of the circumstance(s) giving rise to this right of termination; or

          15.3.4  pursuant to Section 2.4.1.3; or

          15.3.5 upon [*] written notice, (i) if either of the INTEGRILIN PARTNERS have been found by an unappealable order of a court of competent jurisdiction to have acted illegally in the manner in which they are Promoting a GENENTECH Product in the Territory or has otherwise not complied in any material respect with applicable Law relating to the Promotion of a GENENTECH Product, or
(ii) if the INTEGRILIN PARTNERS have materially breached this Agreement in their Promotion of a GENENTECH Product, such that the INTEGRILIN PARTNERS materially jeopardizes or harms GENENTECH's NDA for, or materially harms the commercial value, Net Sales, or the commercial reputation of, the GENENTECH Product. The phrase "jeopardizes or harms" an NDA includes, but is not limited to, the following serious types of issues:

               15.3.5.1   a government seizure of GENENTECH Product;

               15.3.5.2 a government injunction upon the sale of GENENTECH Product;

               15.3.5.3 a government indictment of the INTEGRILIN PARTNERS or its employees based upon Promotion or other conduct of the INTEGRILIN PARTNERS or its employees involving a GENENTECH Product; or

               15.3.5.4 a consent decree or assurance of voluntary discontinuance or similar civil and/or criminal settlement agreement entered into between the INTEGRILIN PARTNER and the federal or state government which involves a GENENTECH Product and

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      52.

relates to conduct of the INTEGRILIN PARTNERS or their employees which is not in compliance with or alleged by such government not to be in compliance with federal and/or state laws and regulations impacting drug labeling, advertising and promotion including, without limitation the Prescription Drug Marketing Act, the Antifraud and Abuse Amendments, the Omnibus Budget Reconciliation Act, and the Veteran's Administration Bill, and other similar laws enacted in the future in the U.S.

     15.4 Insolvency.  Any Party may terminate this Agreement if, at any time,
          ----------
another Party shall file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of its assets, or if the other Party proposes a written agreement of composition or extension of its debts, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within [*] after the filing thereof, or if the other Party shall propose or be a party to any dissolution or liquidation, or if the other Party shall make an assignment for the benefit of creditors. In the event that this Agreement is terminated or rejected by a Party or its receiver or trustee under applicable bankruptcy laws due to such Party's bankruptcy, then all rights and licenses granted under or pursuant to this Agreement by such Party to another Party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code and any similar law or regulation in any other country, licenses of rights to "intellectual property" as defined under Section 101(52) of the Bankruptcy Code. The Parties agree that all intellectual property rights licensed hereunder, including, without limitation, any patents or patent applications in any country of a party covered by the license grants under this Agreement, are part of the "intellectual property" as defined under Section 101(52) of the Bankruptcy Code subject to the protections afforded the non-terminating Party under Section 365(n) of the Bankruptcy Code, and any similar law or regulation in any other country.

     15.5 Survival of Obligations.
          ------------------------

          15.5.1 Neither the termination nor expiration of the Co-promotion Term shall release or operate to discharge any Party from any liability or obligation that may have accrued prior to such termination or expiration or constitute a waiver or relinquishment of any cause of action or claim that a Party may have based on events, acts or omissions occurring prior to such termination date. Any termination of the Co-promotion Term by a Party shall not be an exclusive remedy, but shall be in addition to any legal or equitable remedies that may be available to a Party and shall not affect a Party's rights to indemnification that are expressly set forth in this Agreement. The mere termination of this Agreement in accordance with its terms shall not, in and of itself, give rise to any damages or liability on the part of the terminating Party.

          15.5.2  The following provisions shall survive any termination of this
Agreement:  Articles 16 and 17 and Sections 4.8.2.6, 4.8.4.6, 6.1.1, 6.1.5,
6.2.1 and 6.2.5, as well as any other provisions, which, by their intent or meaning, are intended to so survive.

     15.6 Effect of Termination.
          ----------------------

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      53.

               15.6.1 Upon the termination or expiration of the Co-promotion Term, the INTEGRILIN PARTNERS shall promptly (i) cease all of its promotion activities for the GENENTECH Products pursuant to this Agreement, (ii) discontinue any use of the GENENTECH Trademarks, and (iii) return to GENENTECH at GENENTECH's expense all sales training, promotional and marketing material for the GENENTECH Product, and GENENTECH Confidential Information (in accordance with Article 17 hereof).

               15.6.2 Upon the termination or expiration of the Co-promotion Term, GENENTECH shall promptly (i) cease all of its promotion activities for the INTEGRILIN Product pursuant to this Agreement, (ii) discontinue any use of the INTEGRILIN Trademark, and (iii) return to the INTEGRILIN PARTNERS at the INTEGRILIN PARTNERS' expense all sales training, promotional and marketing material for the INTEGRILIN Product, and INTEGRILIN Confidential Information (in accordance with Article 17 hereof).

               15.6.3 During any period after receipt of notice of termination but preceding the effective date of termination, each Party shall continue to diligently fulfill all obligations of this Agreement as apply to it during such period in accordance with the provisions of this Agreement.

ARTICLE 16.    Indemnification and Insurance; Infringement Proceedings.
               --------------------------------------------------------

        16.1   Indemnification by GENENTECH. Subject to Section 16.3, GENENTECH
               ----------------------------
shall defend, indemnify and hold the INTEGRILIN PARTNERS, their Affiliates and their respective employees, agents, officers and directors (collectively, the "INTEGRILIN PARTNERS Indemnitees") harmless from and against any and all losses, liabilities, obligations, claims, fees (including, without limitation, reasonable attorneys fees and fees of other professionals), expenses and lawsuits brought against or incurred by a the INTEGRILIN PARTNERS Indemnitee that are claimed by any Third Party and that result from or arise in connection with: (i) the breach of any covenant, obligation, representation or warranty of GENENTECH contained in this Agreement; (ii) the manufacture, importation, sale or distribution of the GENENTECH Products by GENENTECH, its Affiliates, or any licensees, distributors, wholesalers or retailers of the Products; (iii) any claim of patent, copyright, trade secret or other intellectual property infringement arising out of or in connection with any manufacture, use, sale, offer for sale, importation, or use of the GENENTECH Products; (iv) any product liability claim arising out of or in connection with the use of the GENENTECH Products by any Third Party; (v) any contamination, adulteration, mislabeling, or other defect in or of the GENENTECH Products; (vi) injury to any person (including death) arising out of the use of the GENENTECH Products; (vii) negligence or willful misconduct by any employee, representative, contractor (other than the INTEGRILIN PARTNERS) or agent of GENENTECH; (viii) use or dissemination by the INTEGRILIN PARTNERS or GENENTECH, or any of their Sales Force Personnel, of any educational, promotional or advertising materials developed or provided by GENENTECH; (ix) subject to Section 10.7, any recall, withdrawal or similar action with respect to the GENENTECH Products in the Territory; (x) claims by Third Parties arising out of any shortfall of the GENENTECH Product in the Territory.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      54.

     16.2 Indemnification by the INTEGRILIN PARTNERS. Subject to Section 16.3,
          ------------------------------------------
the INTEGRILIN PARTNERS shall defend, indemnify and hold GENENTECH, its Affiliates and their respective employees, agents, officers and directors (collectively, the "GENENTECH Indemnitees") harmless from and against any and all losses, liabilities, obligations, claims, fees (including, without limitation, reasonable attorneys fees and fees of other professionals), expenses and lawsuits brought against or incurred by a the GENENTECH Indemnitee that are claimed by any Third Party and that result from or arise in connection with: (i) the breach of any covenant, obligation, representation or warranty of the INTEGRILIN PARTNERS contained in this Agreement; (ii) the manufacture, importation, sale or distribution of the INTEGRILIN Product by the INTEGRILIN PARTNERS, their Affiliates, or any licensees, distributors, wholesalers or retailers of the INTEGRILIN Product; (iii) any claim of patent, copyright, trade secret or other intellectual property infringement arising out of or in connection with any manufacture, use, sale, offer for sale, importation, or use of the INTEGRILIN Products; (iv) any product liability claim arising out of or in connection with the use of the INTEGRILIN Products by any Third Party; (v) any contamination, adulteration, mislabeling, or other defect in or of the INTEGRILIN Products; (vi) injury to any person (including death) arising out of the use of the INTEGRILIN Products; (vii) negligence or willful misconduct by any employee, representative, contractor (other than GENENTECH) or agent of the INTEGRILIN PARTNERS; (viii) use or dissemination by GENENTECH or the INTEGRILIN PARTNERS or any of their Sales Force Personnel, of any educational, promotional or advertising materials developed or provided by INTEGRILIN PARTNERS; (ix) subject to Section 11.7, any recall, withdrawal or similar action with respect to the INTEGRILIN Products in the Territory; (x) claims by Third Parties arising out of any shortfall of the INTEGRILIN Product in the Territory.

     16.3 Indemnification Procedure. In order to receive the benefits of the
          -------------------------
indemnity under Sections 16.1, or 16.2, as applicable, the INTEGRILIN PARTNERS Indemnitee or the GENENTECH Indemnitee (either, an "Indemnitee") must:

     (i) give the indemnifying Party or Parties (the "Indemnitor") written notice of any claim or potential claim promptly after the Indemnitee receives notice thereof; provided that failure of the
                                                 --------
             Indemnitee to provide such notice shall not constitute a waiver of, or result in the loss of, such party's right to indemnification under this Agreement, except in the event that the Indemnitor's rights, and/or its ability to defend against or settle such claim or potential claim, are materially prejudiced by such failure to notify;

     (ii) allow the Indemnitor to assume the control of the defense and settlement (including all decisions relating to litigation, defense and appeal) of any such claim, provided, that: (a) the Indemnitor has confirmed its indemnification obligation to the Indemnitee under this Article 16, and (b) no such settlement may materially adversely affect the rights or obligations of the Indemnitee under this Agreement without the Indemnitee's prior written consent; and

     (iii) reasonably cooperate with the Indemnitor in its defense of the claim (including, without limitation, making documents and records available for review and

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      55.

             copying and making persons within the Indemnitee's control available for pertinent interview and testimony), so long as such cooperation does not vitiate any legal privilege to which such Indemnitee is entitled.

If the Indemnitor defends the claim, the Indemnitee may at its expense and using attorneys of its choice, participate in, but shall not have any control of, the defense of such claim. An Indemnitor shall have no liability under this Article 16 as to any claim for which settlement or compromise of such claim, or an offer of settlement or compromise of such claim, is made by an Indemnitee without the prior written consent of the Indemnitor.

     16.4 Insurance. Each of the Parties shall maintain an adequate self-
          ---------
insurance and/or insurance program to protect against potential liabilities and risk arising out of activities to be performed under this Agreement and upon such terms (including coverages, deductible limits and self-insured retentions) as are customary for the activities to be conducted by such Parties under this Agreement and are appropriate to cover the Parties' respective indemnification obligations hereunder. Each Party shall furnish to the others evidence of such insurance and/or self-insurance, upon request. Such insurance information shall be kept in confidence in the same manner as any other confidential information disclosed by one Party to another hereunder.

     16.5 Infringement of GENENTECH Product Claimed by a Third Party. In the
          ----------------------------------------------------------
event of the institution of any suit by a Third Party against the INTEGRILIN PARTNERS or its Affiliates for patent, copyright or trademark infringement involving the manufacture, use, sale, license or marketing of the GENENTECH Products in the Territory, the INTEGRILIN PARTNERS shall promptly notify GENENTECH in writing. GENENTECH shall defend the INTEGRILIN PARTNERS in any such suit with counsel reasonably satisfactory to the INTEGRILIN PARTNERS at GENENTECH's own expense. GENENTECH may settle any such action in its sole and absolute discretion through the payment of damages, royalties, milestones or other fees to such Third Party. Provided that GENENTECH has acknowledged its indemnification obligations to the INTEGRILIN PARTNERS under Section 16.1 in writing, the INTEGRILIN PARTNERS shall render, at their expense all assistance reasonably requested in connection with any action taken by GENENTECH in such suit and permit GENENTECH to use their name in connection therewith, and the control of such action, including whether to initiate any legal proceeding and/or the settlement thereof, shall solely be under the control of GENENTECH; provided, that GENENTECH or its Affiliates shall not, without the INTEGRILIN
--------
PARTNERS' prior written consent (not to be unreasonably withheld), settle any such claim or proceeding in a manner that (a) materially adversely affects the INTEGRILIN PARTNERS's rights, benefits or obligations under this Agreement (it being understood that the payment of monies by GENENTECH or the continuing payment of any monies by GENENTECH under the previous sentence shall not require the INTEGRILIN PARTNERS's consent, even though it may have an effect on Performance Compensation), or (b) admits liability on the part of the INTEGRILIN PARTNERS, or (c) results in any damages payable by the INTEGRILIN PARTNERS that are not covered by GENENTECH's indemnification herein. GENENTECH shall reimburse the INTEGRILIN PARTNERS for reasonable out-of-pocket expenses (including attorney's fees and costs of litigation) incurred by the INTEGRILIN PARTNERS in any such proceeding or at the specific written request of GENENTECH. GENENTECH shall indemnify and hold the

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      56.

INTEGRILIN PARTNERS and their Affiliates harmless from and against any claims, damages, liabilities, costs and expenses that may be incurred by or levied upon the INTEGRILIN PARTNERS or any of its Affiliates as a result of providing such cooperation or of using their respective name(s) in any such action or related proceeding.

     16.6 Infringement of INTEGRILIN Product Claimed by a Third Party. In the
          -----------------------------------------------------------
event of the institution of any suit by a Third Party against GENENTECH or its Affiliates for patent, copyright or trademark infringement involving the manufacture, use, sale, license or marketing of the INTEGRILIN Product in the Territory, GENENTECH shall promptly notify the INTEGRILIN PARTNERS in writing. The INTEGRILIN PARTNERS shall defend GENENTECH in any such suit with counsel reasonably satisfactory to GENENTECH at the INTEGRILIN PARTNERS' own expense. The INTEGRILIN PARTNERS may settle any such action in its sole and absolute discretion through the payment of damages, royalties, milestones or other fees to such Third Party. Provided that the INTEGRILIN PARTNERS have acknowledged their indemnification obligations to GENENTECH under Section 16.2 in writing, GENENTECH shall render, at its expense all assistance reasonably requested in connection with any action taken by the INTEGRILIN PARTNERS in such suit and permit the INTEGRILIN PARTNERS to use their name in connection therewith, and the control of such action, including whether to initiate any legal proceeding and/or the settlement thereof, shall solely be under the control of the INTEGRILIN PARTNERS; provided, that the INTEGRILIN PARTNERS or theirs Affiliates
                     --------
shall not, without GENENTECH's prior written consent (not to be unreasonably withheld), settle any such claim or proceeding in a manner that (a) materially adversely affects GENENTECH's rights, benefits or obligations under this Agreement (it being understood that the payment of monies by the INTEGRILIN PARTNERS or the continuing payment of any monies by the INTEGRILIN PARTNERS under the previous sentence shall not require GENENTECH's consent, even though it may have an effect on Performance Compensation), or (b) admits liability on the part of GENENTECH, or (c) results in any damages payable by GENENTECH that are not covered by the INTEGRILIN PARTNERS' indemnification herein. The INTEGRILIN Partners shall reimburse GENENTECH for reasonable out-of-pocket expenses (including attorney's fees and costs of litigation) incurred by GENENTECH in any such proceeding or at the specific written request of the INTEGRILIN PARTNERS. The INTEGRILIN PARTNERS shall indemnify and hold GENENTECH and its Affiliates harmless from and against any claims, damages, liabilities, costs and expenses that may be incurred by or levied upon GENENTECH or any of its Affiliates as a result of providing such cooperation or of using their respective name(s) in any such action or related proceeding.

ARTICLE 17.    Confidentiality.
               ----------------

        17.1   Confidential Information. Each Party acknowledges that it may
               ------------------------
receive Confidential Information (as defined below) of the other Parties in the performance of or in furtherance of this Agreement. Each Party shall use Diligent Efforts to hold confidential and not to, directly or indirectly, disclose or publish to any Third Party or use for the benefit of a Third Party or itself or its Affiliates, except in carrying out its duties hereunder, any Confidential Information of the another Party, without first having obtained the furnishing Party's written consent to such disclosure or use. "Confidential Information" shall mean know-how, scientific

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      57.

information, pre-clinical and clinical data, adverse event information, formulas, methods and processes, specifications, pricing information (including discounts, rebates and other price adjustments) and other terms and conditions of sales, customer information, business plans, and all other intellectual property which is not publicly available and is owned or controlled by a Party. These restrictions shall not apply to any Confidential Information which:

          17.1.1 is known to the receiving Party or its Affiliates prior to the time of disclosure to it; or

          17.1.2 is independently developed by employees, agents, or independent contractors of the receiving Party or its Affiliates without aid or use of the disclosing Party's Confidential Information (and such independent development can be demonstrated by the receiving Party); or

          17.1.3 is disclosed, without restriction as to confidentiality, to the receiving Party or its Affiliates by a Third Party that has a right to make such disclosure; or

          17.1.4 becomes part of the public domain through no breach by the receiving Party of its obligations under this Agreement (including without limitation information that is contained in any written promotional material prepared by a Party that is distributed for use in connection with the Products).

          Each receiving Party shall disclose Confidential Information of the disclosing Party only to those employees and contractors of such Party and of its Affiliates who have reason to know same in furtherance of a Party's duties under this agreement and who are bound by a written obligation of confidentiality to the receiving Party (or its Affiliate) that is no less stringent than the confidentiality obligations set forth in this Article 17.

     17.2 Required Disclosures. The receiving Party shall also be entitled to
          --------------------
disclose the other Party's Confidential Information that is required to be disclosed (i) to or by Regulatory Authorities; (ii) to comply with applicable Laws (including, without limitation, to comply with SEC, NASDAQ or stock exchange disclosure requirements), (iii) to comply with judicial process or an order of any governmental body or a court of competent jurisdiction, or (iv) to defend or prosecute litigation; provided, however, that in each case the Party
                                --------  -------
required to disclose such Confidential Information shall use Diligent Efforts to notify the other Party in advance of such disclosure and shall provide the disclosing Party with reasonable assistance to obtain a protective order and/or confidential treatment of such Confidential Information, to the extent available, and thereafter only discloses the minimum Confidential Information required to be disclosed in order to ensure legal compliance.

     17.3 Duration.  This obligations set forth in this Article 17 shall survive
          --------
the termination or expiration of this Agreement for [*]. Upon expiration or termination of this Agreement, a receiving Party shall return to the disclosing Party or destroy all Confidential Information provided to it by the disclosing Party, including all copies, notes and extracts thereof or other written records containing such Confidential Information, except for one (1) copy that it may

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      58.

keep in its archives for the sole purpose of verifying its continuing confidentiality obligations hereunder.

        17.4   Novation. The confidentiality obligations described above shall
               --------
supersede the Mutual Confidentiality Agreement dated as of September 19, 2000 between the Parties with respect to the disclosure by either Party to the other of any Confidential Information hereafter that may fall within the terms of this Agreement and the terms of such Confidential Disclosure Agreement. Further, said prior Confidential Disclosure Agreement is hereby amended to incorporate the terms of Section 17.3 hereof.

ARTICLE 18.    Representations and Warranties.
               -------------------------------

        18.1   Mutual Representations and Warranties. COR, SCHERING and
               -------------------------------------
GENENTECH each represent and warrant to the other Parties that, as of the Execution Date:

               18.1.1 Representations of Authority. It (as well as such Party's
                      ----------------------------
Affiliates with which such Party may agree, contract or otherwise arrange with to assume or perform any of such Party's rights, obligations, representations, or warranties hereunder) has full corporate right, power and authority to enter into this Agreement and to perform its respective obligations under this Agreement and, subject to Section 18.1.2 hereof, that it has the right to grant to the other the licenses granted pursuant to this Agreement.

               18.1.2 Consents. All necessary consents, approvals and
                      --------
authorizations of all government authorities and other persons required to be obtained by it as of the Execution Date in connection with the execution, delivery and performance of this Agreement have been or, to the extent that such consents, approvals and/or authorizations can not reasonably obtained prior to the Execution Date, shall be obtained.

               18.1.3 No Conflict. Notwithstanding anything to the contrary in
                      -----------
this Agreement, the execution and delivery of this Agreement, the performance of such Party's obligations in the conduct of this Agreement and the licenses and sublicenses to be granted pursuant to this Agreement (a) do not and will not conflict with or violate any requirement of applicable laws or regulations existing as of the Execution Date, and (b) do not and will not conflict with, violate, breach or constitute a default or require any consent under, any contractual obligations of such Party or any of its Affiliates existing as of the Execution Date, except for such consents as shall have been obtained prior to the Execution Date.

               18.1.4 Enforceability. This Agreement has been duly executed by
                      --------------
it, has been authorized by all necessary corporate action, and is a legal and valid obligation binding upon it and is enforceable in accordance with its terms.

        18.2   GENENTECH's Representations and Warranties. GENENTECH represents
               ------------------------------------------
and warrants to the INTEGRILIN PARTNERS, as of the Execution Date, that:

               18.2.1 There are no actions, suits, proceedings, investigations, or claims relating to the GENENTECH Patents or to the GENENTECH Products, at law or in equity, that are

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      59.

pending in the Territory against GENENTECH or any of its Affiliates before or by any court or governmental or Regulatory Authority, or that, to the actual knowledge of GENENTECH, have been threatened against GENENTECH or any of its Affiliates in writing, which, if adversely determined, would have a material adverse effect on the rights granted to the INTEGRILIN PARTNERS under this Agreement.

          18.2.2 To the actual knowledge of GENENTECH, neither GENENTECH nor any of its Affiliates have previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in and to the Compound, the GENENTECH Products, the GENENTECH Patents, or the GENENTECH Trademark in any manner that would have a material adverse effect on the rights granted to the INTEGRILIN PARTNERS under this Agreement.

          18.2.3 Other than the agreement with Actelion Ltd. relating to the promotion of TNK, to the actual knowledge of GENENTECH as of the Execution Date, GENENTECH and its Affiliates have not entered into any licensing, distributorship or marketing agreements relating to the GENENTECH Compound, GENENTECH Products, the GENENTECH Patents or the GENENTECH Trademark, in each case in the Territory, that materially adversely effect the rights granted to the INTEGRILIN PARTNERS under this Agreement.

     18.3 COR's Representations and Warranties. SCHERING represents and
          ------------------------------------
warrants to GENENTECH, as of the Execution Date, that:

          18.3.1 There are no actions, suits, proceedings, investigations, or claims relating to the INTEGRILIN Patents or to the INTEGRILIN Products, at law or in equity, that are pending in the Territory against COR or any of its Affiliates before or by any court or governmental or Regulatory Authority, or that, to the actual knowledge of COR, have been threatened against COR in writing, and which, if adversely determined, would have a material adverse effect on the rights granted to GENENTECH under this Agreement.

          18.3.2 To the actual knowledge of COR, COR has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in and to the INTEGRILIN Compound, the INTEGRILIN Products, the INTEGRILIN Patents, or the INTEGRILIN Trademark in any manner that would have a material adverse effect on the rights granted to GENENTECH under this Agreement.

          18.3.3 To the actual knowledge of COR as of the Execution Date, COR has not entered into any licensing, distributorship or marketing agreements relating to the INTEGRILIN Compound, INTEGRILIN Products, the INTEGRILIN Patents or the INTEGRILIN Trademark, in the Territory, that materially adversely effect the rights granted to GENENTECH under this Agreement.

     18.4 SCHERING's Representations and Warranties. SCHERING represents and
          -----------------------------------------
warrants to GENENTECH, as of the Execution Date, that:

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      60.

            18.4.1 There are no actions, suits, proceedings, investigations, or claims relating to the INTEGRILIN Patents or to the INTEGRILIN Products, at law or in equity, that are pending in the Territory against SCHERING or any of its Affiliates before or by any court or governmental or Regulatory Authority, or that, to the actual knowledge of SCHERING, have been threatened against SCHERING in writing, and which, if adversely determined, would have a material adverse effect on the rights granted to GENENTECH under this Agreement.

            18.4.2 To the actual knowledge of SCHERING, SCHERING or its Affiliates have not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in and to the INTEGRILIN Compound, the INTEGRILIN Products, the INTEGRILIN Patents, or the INTEGRILIN Trademark in any manner that would have a material adverse effect on the rights granted to GENENTECH under this Agreement.

            18.4.3 To the actual knowledge of SCHERING as of the Execution Date, SCHERING or its Affiliates have not entered into any licensing, distributorship or marketing agreements relating to the INTEGRILIN Compound, INTEGRILIN Products, the INTEGRILIN Patents or the INTEGRILIN Trademark, in the Territory, that materially adversely effect the rights granted to GENENTECH under this Agreement.

ARTICLE 19. Notices.
            --------

     19.1   Notices. Unless otherwise explicitly set forth herein, any notice
            -------
required or permitted to be given hereunder shall be in writing and shall be delivered personally by hand, or sent by reputable overnight courier, signature required, to the addresses of each Party set forth below or to such other address or addresses as shall be designated in writing in the same matter:

            (a)  If to GENENTECH:

                 Genentech, Inc.
                 1 DNA Way
                 South San Francisco, CA 94080
                 Attn: Corporate Secretary
                 Fax: 650.952.9881

with a copy to the attention of the "Vice President, Business Development" at the same address.

            (b)  If to SCHERING:

                 Schering Sales Management, Inc.
                 12125 Moya Boulevard
                 Reno, NV 89506-2600
                 Attn: President
                 Fax: (775) 677-7861

                 with a copy to:



[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      61.

                 Schering Corporation
                 2000 Galloping Hill Road
                 Kenilworth, NJ 07033
                 Attn: Staff Vice President - Licensing
                 Fax: (908) 298-2739 and

                 Schering Corporation
                 2000 Galloping Hill Road
                 Kenilworth, NJ 07033
                 Attn: Vice President Business Development
                 Fax: (908) 298-5379

            (c)  If to COR:

                 COR Therapeutics, Inc.,
                 256 E. Grand Avenue
                 South San Francisco, CA 94080
                 Attn: General Counsel

with a copy to the attention of the "Senior Vice President, Business Development" at the same address.

All notices shall be deemed given when received by the addressee.

ARTICLE 20. Miscellaneous Provisions.
            -------------------------

     20.1   Assignment.
            ----------

            20.1.1 No Party shall assign or otherwise transfer this Agreement or any interest herein or right hereunder without the prior written consent of the other Parties, and any such purported assignment, transfer or attempt to assign or transfer any interest herein or right hereunder shall be void and of no effect; except that each Party (i) may assign its rights and obligations hereunder to an Affiliate (in the case of Schering, to a wholly owned subsidiary of Schering Plough Corporation) without the prior consent of the other Parties (although, in such event, the assigning Party shall remain [*] with such Affiliate for the performance of all of representations, warranties, obligations and agreements of the assigning Party set forth herein) and (ii), except as set forth in Sections 2.4 and 3.4, may assign its rights and obligations to a successor (whether by merger, consolidation, reorganization or other similar event) or purchaser of all or substantially all of its business assets relating to the Products; provided, that such successor or purchaser has agreed in
                 --------
writing to assume all of such Party's rights and obligations hereunder and a copy of such assumption is provided to the other Party hereunder.

     20.2   Non-Waiver. Any failure on the part of a Party to enforce at any
            ----------
time or for any period of time any of the provisions of this Agreement shall not be deemed or construed to be a waiver of such provisions or of any right of such Party thereafter to enforce each and every such provision on any succeeding occasion or breach thereof.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      62.

     20.3   Entirety of Agreement. This Agreement contains the entire
            ---------------------
understanding of the Parties with respect to the subject matter hereof and thereof and supersedes all previous and contemporaneous verbal and written understandings, agreements, representations and warranties with respect to such subject matter or on which the Parties may have relied. This Agreement (and any provision or term hereof) may be released, waived, changed or supplemented only by a written agreement signed by an officer or other authorized representative of the Party or Parties against whom enforcement of any release, waiver, change or supplement is sought. This Agreement shall not be strictly construed against any Party hereto. Paragraph headings are for convenience only and shall not be considered in interpreting this Agreement.

     20.4   Public Announcements. The form and content of any public
            --------------------
announcement to be made by one Party regarding this Agreement, or the subject matter contained herein, shall be subject to the prior written consent of the other Parties (which consent may not be unreasonably withheld), except as may be required by applicable law (including, without limitation, disclosure requirements of the SEC, NASDAQ, or any other stock exchange) in which event the disclosing Parties shall endeavor to give the other Parties reasonable advance notice and review of any such disclosure.

     20.5   Governing Law. This Agreement shall be governed by and construed in
            -------------
accordance with the internal laws of the State of California, without regard or giving effect to its conflicts of law principles.

     20.6   Relationship of the Parties. In making and performing this
            ---------------------------
Agreement, the Parties are acting, and intend to be treated, as independent entities and nothing contained in this Agreement shall be construed or implied to create an agency, partnership, joint venture, or employer and employee relationship between GENENTECH, COR and SCHERING. The relationship of the Parties under this AGREEMENT is, and is intended to be, one of independent contractors hereunder.

     20.7   Collaboration Agreement.  SCHERING and COR are parties to that
            -----------------------
Collaboration Agreement dated April 10, 1995 as amended on December 23, 1998 and as further amended on November 5, 1999 (as amended, the "INTEGRILIN Collaboration Agreement"). The INTEGRILIN Collaboration Agreement shall govern the relationship between SCHERING and COR with respect to the subject matter of this Agreement, including the apportionment of duties, rights and responsibilities between the two Parties, provided that nothing in the INTEGRILIN Collaboration Agreement shall relieve either SCHERING or COR of any individual or joint responsibility they have to GENENTECH under this Agreement.

            No Party shall have any responsibility for the hiring, firing, compensation or benefits of another Party's employees, and all compensation and benefits to be paid to any employee or representative of a Party (including without limitation all Sales Force Personnel engaged by a Party) shall be the responsibility of the Party engaging such individual.

     20.8   Counterparts. This Agreement shall become binding when any one or
            ------------
more counterparts hereof, individually or taken together, shall bear the signatures of each of the Parties

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      63.

hereto. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against the Party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument.

                         *****************************

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      64.

     IN WITNESS WHEREOF, the Parties hereto have duly executed this Agreement as of the day and year first above written.

COR THERAPEUTICS, INC.                           SCHERING SALES MANAGEMENT, INC.

By: /s/ Vaughn M. Kailian                        By: /s/ David Poorvin
    --------------------------------                 ---------------------------
        Vaughn M. Kailian                                Dr. David Poorvin
        President and CEO                                Vice President

GENENTECH, INC.

By: /s/ Arthur D. Levinson
    --------------------------------
        Arthur D. Levinson
        Chief Executive Officer

By: /s/ Myrtle S. Potter
    --------------------------------
        Myrtle S. Potter
        Executive Vice President, Commercial
        Operations and Chief Operating Officer

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      65.

                                    EXHIBITS










[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      66.

                                                   Exhibit 2.3
                                                   -----------
                                                   Thrombolytic Drug Product [*]
                                                   -----------------------------
                                                   [*]
                                                   ---

[*] (one page omitted)







[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      67.

                                                  Exhibit 3.3
                                                  -----------
                                                  GP IIb-IIIa Inhibitor Drug [*]
                                                  ------------------------------
                                                  [*]
                                                  ---

[*] (one page omitted)







[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                         Exhibit 4.7.1(a)
                                                         ----------------
                                                         GENENTECH HOSPITALS
                                                         -------------------
Number   NDC ID  GNE ID  GNE AcctName      GNE Address    GNE City    GNE    GNE
                                                                      State  Zip
================================================================================

[*] (51 pages omitted)







[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      69.

Exhibit 4.7.1(b)
----------------
                                                         JOINT HOSPITALS
                                                         ---------------

Number  NDC    GNE ID  C/K Name          C/K Address       C/K City     C/K  C/K
        REL#                                                            ST   Zip
================================================================================

[*] (44 pages omitted)







[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      70.

                                                           Exhibit 4.11.7 Part I
                                                           ---------------------
                                                           Genentech Trials
                                                           ----------------


[*] (one page omitted)







[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      71.

                                                       Exhibit 4.11.7 Part II
                                                       ----------------------
                                                       Integrilin Partner Trials
                                                       -------------------------


[*]  (one page omitted)







[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                      72.